                                  SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:

[ ]  Preliminary proxy statement.

[ ] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).

[X]  Definitive proxy statement.

[ ]  Definitive additional materials.

[ ]   Soliciting materials pursuant to Rule 14a-11(c) or Rule 14a-12.


                              UNITED BANCORP, INC.
                (Name of Registrant as Specified in Its Charter)

________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (check appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(I)(1) and 0-11.

     (1)  Title of each class of security to which transaction applies:

          ______________________________________________________________________

     (2)  Aggregate number of securities to which transaction applies:

          ______________________________________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ______________________________________________________________________

     (4)  Proposed maximum aggregate value of transaction:

          ______________________________________________________________________

     (5)  Total fee paid:

          ______________________________________________________________________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ______________________________________________________________________
     (2)  Form, Schedule or Registration Statement No.:

          ______________________________________________________________________
     (3)  Filing Party:

          ______________________________________________________________________
     (4)  Date Filed:

                              UNITED BANCORP, INC.
                                  201 S. FOURTH
                            MARTINS FERRY, OHIO 43935

                                 March 20, 2008

To Our Shareholders:

          You are cordially invited to attend the Annual Meeting of the Shareholders to be held on Wednesday April 16, 2008, at 2:00 p.m. local time, at The Citizens Savings Bank's main office, 201 South Fourth Street, Martins Ferry, Ohio.

          The Annual Certified Audit of United Bancorp, Inc. is enclosed for your review prior to attending our Annual Meeting.

          Payment of our regular first quarter cash dividend was made by separate mailing on March 15h. Whether or not you received your dividend check in a separate mailing is dependent upon your level of participation in our Dividend Reinvestment Plan, Direct Deposit Program or whether your stock is being held for you in a broker name. NO PAYMENT HAS BEEN INCLUDED WITH THIS MAILING OF OUR PROXY MATERIALS.

          It is important that your shares are voted, and we hope that you will attend the Annual Meeting. Please vote by executing and returning the enclosed form of Proxy or follow the instructions to vote electronically on the Internet or by phone.

                                        Very truly yours,


                                        /s/ James W. Everson
                                        ----------------------------------------
                                        James W. Everson
                                        Chairman, President and Chief Executive
                                        Officer

Enclosures

                              UNITED BANCORP, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 16, 2008

TO THE SHAREHOLDERS OF
UNITED BANCORP, INC.                                              March 20, 2008

          The Annual Meeting of Shareholders of United Bancorp, Inc. will be held at 201 South 4th, Martins Ferry, Ohio, April 16, 2008, at 2:00 p.m. local time for the purpose of considering and voting upon the following matters as more fully described in the Proxy Statement.

PROPOSALS:

     1.   ELECTION OF DIRECTORS - To elect THREE directors.

     2. APPROVE THE UNITED BANCORP, INC. 2008 STOCK INCENTIVE PLAN - To provide the Corporation with the flexibility to implement competitive compensation programs.

     3. AMEND SECTION 8 OF THE AMENDED CODE OF REGULATIONS - To eliminate the classified board structure to require all directors to stand for election to the Board of Directors annually.

     4. AMEND SECTION 34 OF THE AMENDED CODE OF REGULATIONS - To eliminate certain shareholder supervoting requirements regarding the number and classification of directors, and to authorize the Board of Directors to amend the Regulations as permitted by the Ohio Revised Code.

     5. OTHER BUSINESS - To transact any other business which may properly come before the meeting or any adjournment of it.

          Shareholders of record at the close of business on March 7, 2008 will be entitled to vote the number of shares held of record in their names on that date.

          We urge you to sign and return the enclosed proxy as promptly as possible or vote via the phone or Internet, whether or not you plan to attend the meeting in person. This proxy may be revoked prior to its exercise.

                                        By Order of the Board of Directors


                                        /s/ Randall M. Greenwood
                                        ----------------------------------------
                                        Randall M. Greenwood
                                        Secretary

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY FORM(S) WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. A RETURN ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. YOU MAY ALSO VOTE AT HOME BY PHONE OR INTERNET. PLEASE SEE ENCLOSED INFORMATION ON HOW TO TAKE ADVANTAGE OF THIS CONVENIENT WAY TO VOTE.

                              UNITED BANCORP, INC.
                              201 SOUTH 4TH STREET
                            MARTINS FERRY, OHIO 43935

                      PROXY STATEMENT FOR ANNUAL MEETING OF
                     SHAREHOLDERS TO BE HELD APRIL 16, 2008

                                  INTRODUCTION

          This Proxy Statement is being furnished to shareholders of United Bancorp, Inc. ("United Bancorp" or the "Corporation") in connection with the solicitation of proxies by the Board of Directors of the Corporation to be used at the Annual Meeting of Shareholders, and any adjournment thereof, to be held at the time and place set forth in the accompanying notice ("Annual Meeting"). This Proxy Statement and the enclosed proxy are first being sent to shareholders on or about March 20, 2008.

          At the Annual Meeting, shareholders of the Corporation will be asked to:

          -    Elect three nominees to the Corporation's Board of Directors;

          -    Approve the United Bancorp, Inc. 2008 Stock Incentive Plan;

          - Amend Section 8 of the Amended Code of Regulations to require the annual election of the Corporation's entire Board of Directors; and

          - Amend Section 34 of the Amended Code of Regulations to eliminate certain shareholder supervoting requirements and authorize the Board of Directors to amend the Regulations under certain limited circumstances.

VOTING AND REVOCATION OF PROXIES

          Just indicate on the enclosed proxy card how you want to vote, and sign, date and return it as soon as possible in the enclosed envelope or submit a proxy over the Internet or by telephone by following the instructions on the enclosed proxy card. Where properly executed proxy cards are returned but no such instructions are given, the shares will be voted "For" the election to the Board of Directors of each of the persons nominated by the Board of Directors of the Corporation, and "For" each of Proposals 2, 3 and 4.

          The presence of a shareholder at the Annual Meeting will not automatically revoke such shareholder's proxy. However, shareholders may revoke a proxy at any time prior to its exercise by filing with the Secretary of the Corporation a written notice of revocation, by delivering to the Corporation a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. Written notices of revoked proxies may be directed to Randall
M. Greenwood, Secretary, 201 South 4th Street, Martins Ferry, Ohio 43935.

SOLICITATION OF PROXIES

          The cost of soliciting proxies will be borne by the Corporation. In addition to the solicitation of proxies by mail, the Corporation, through its directors, officers and regular employees, may also solicit proxies personally or by telephone, e-mail or telecopy without additional compensation. The Corporation will also request persons, firms and corporations holding shares in their names or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from the beneficial owners and will reimburse the holders for their reasonable expenses in doing so.

                               MEETING INFORMATION

DATE, PLACE AND TIME

          The Annual Meeting of Shareholders of the Corporation will be held on Wednesday, April 16, 2008, at 2:00 p.m., local time, at The Citizens Savings Bank, 201 South 4th Street, Martins Ferry, Ohio.

RECORD DATE, VOTING RIGHTS

          Only the Corporation's common shares can be voted at the Annual Meeting. Each share entitles its owner to one vote on all matters.

          The close of business on March 7, 2008 (the "Record Date"), has been fixed as the record date for the determination of shareholders entitled to vote at the Annual Meeting. There were approximately 2,000 shareholders (including both record holders and beneficial owners holding their shares in street name) of the Corporation's common shares and 4,988,606 of the Corporation's common shares outstanding as of the Record Date.

          The presence in person or by proxy of a majority of the outstanding common shares of the Corporation entitled to vote at the meeting constitutes a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted for purposes of determining the presence of a quorum.

                           OWNERSHIP OF VOTING SHARES

          As of the Record Date, the following entity was the only shareholder known to the Corporation to be the beneficial owner of more than 5% of the Corporation's outstanding common shares:

                                Shares of Common    Percent
Person                            Stock Owned      of Class
------                          ----------------   --------
United Bancorp, Inc. Employee       354,551           7.0%
Stock Ownership Plan (1)
201 South Fourth Street,
Martins Ferry, OH  43935

1. Under the terms of the ESOP, the ESOP trustee will vote shares allocated to participants' accounts in the manner directed by the participants. As a general matter, the ESOP trustee is required to vote unallocated shares in the same manner as the trustee has been directed to vote allocated shares by participants holding a majority of the allocated shares voted in connection with the meeting. As of the Record Date, 23,637 shares had been allocated to participants' accounts and 330,914 shares remain unallocated under the ESOP.

          The following table sets forth the beneficial ownership of the Corporation's common shares by each of the Corporation's directors and the Corporation's named executive officers, and the directors and executive officers as a group, as of December 31, 2007.

                              COMMON SHARES
NAME OF BENEFICIAL OWNER          OWNED(1)    PERCENT OF CLASS
------------------------      -------------   ----------------
Michael J. Arciello               13,206              *
James W. Everson (2)             180,899            3.6%
John M. Hoopingarner               5,790              *
Terry A. McGhee                   21,781              *
Samuel J. Jones                   18,335              *
Richard L. Riesbeck (3)           41,065              *
Matthew C. Thomas                 39,633              *
Scott A. Everson                  11,825              *
Randall M. Greenwood               9,067              *
James A. Lodes                    11,441              *
Norman F. Assenza, Jr.             6,740              *
All Directors and Executive      448,036            9.0%
Officers as a Group
(19 in group)

----------
*    Ownership is less than 1% of the class.

1. Except as otherwise noted, none of the named individuals shares with another person either voting or investment power as to the shares reported.

2.   Includes 66,535 shares subject to shared voting and investment power.

3.   Includes 17,651 shares subject to shared voting and investment power.

          In the aggregate, shares beneficially owned by all insiders of the Corporation (as reflected in the table above) and all other employees through the Corporation's 401(k) and ESOP employee benefit plans, totaled 862,071 Shares, or 17.3% of all outstanding shares of the Corporation, as of December 31, 2007.

                                  PROPOSAL # 1
                              ELECTION OF DIRECTORS

          The Code of Regulations of the Corporation currently provides that the Board of Directors of the Corporation shall be divided into classes. Ohio law requires that there be at least three directors in each class. Each class shall hold office for a term of two years. At the Annual Meeting, three directors will be elected to a two-year term expiring in 2010. However, if Proposal 3 (the proposed amendment to the Regulations eliminating the classified board structure) is approved, all directors would be elected to one-year terms commencing with next year's Annual Meeting. In order to facilitate the transition from classified multi-year terms to non-classified one-year terms, each director whose term would not otherwise expire at the 2009 Annual Meeting has agreed to tender his or her resignation effective immediately prior to the 2009 Annual Meeting. If Proposal 3 is not approved, the classified board structure will remain in place, and the term of the three directors elected at this Annual Meeting will expire in 2010.

          The nominees for election at the Annual Meeting are Michael J. Arciello, Terry A. McGhee, and Samuel J. Jones, each of whom is currently a director of the Corporation.

          The Board of Directors has determined that all Directors have met the independence standards of Rule 4200(a)(15) of the National Association of Securities Dealers listing standards with the exception of James W. Everson, who is the Chief Executive Officer of the Corporation. Directors deemed independent by the Board of Directors include Michael J. Arciello, John M. Hoopingarner, Terry A. McGhee, Samuel J. Jones, Richard L. Riesbeck and Matthew C. Thomas. In making its determination regarding the independence of all directors and nominees for director, the Nominating and Governance Committee and the Board of Directors reviewed and the board considered the following related party transaction.

          Director Riesbeck: On April 1, 1998, United Bancorp, through its subsidiary, The Citizens Savings Bank, entered into a lease agreement with Riesbeck Food Markets, Inc. for space used as an in-store banking location in St. Clairsville, Ohio. Pursuant to the terms of the lease, the Corporation paid Riesbeck Food Markets, Inc. $30,000 in 2007. Over the current 5-year fixed term of the lease, which began on April 1, 2007 and is set to expire on April 1, 2012, lease payments will total approximately $150,000. Mr. Riesbeck is an officer, director and shareholder of Riesbeck Food Markets, Inc. Management believes the lease between Riesbeck Food Markets, Inc. and the Corporation was made on an arms-length basis. Management employed a third party consulting firm that specializes in grocery store banking facilities to establish the terms of the lease.

          The Nominating and Governance Committee of the Board of Directors recommends director candidates to the Board of Directors for nomination, in accordance with the Corporation's Amended Code of Regulations. The Committee will investigate and assess the background and skills of potential candidates. The Nominating and Governance Committee is empowered to engage a third party search firm to assist it in identifying candidates, but the Committee currently believes that the existing directors and executive management of the Corporation and its subsidiaries have sufficient networks of business contacts to identify candidates. Upon identifying a candidate for serious consideration, one or more members of the Nominating and Governance Committee would initially interview such candidate. If a candidate merited further consideration, the candidate would subsequently interview with all other Nominating and Governance Committee members (individually or as a group), meet the Corporation's Chief Executive Officer and other executive officers and ultimately meet many of the other Directors. The Nominating and Governance Committee would elicit feedback from all persons who met the candidate and then determine whether or not to recommend the candidate to the Board of Directors for nomination.

          United Bancorp's Corporate Governance Guidelines and Code of Ethics and Business Conduct set forth the following criteria for Directors: independence (a majority of the Directors must be independent); honesty and integrity; willingness to devote sufficient time to fulfilling duties as a Director; particular experience, skills or expertise relevant to the Corporation's business; depth and breadth of business and civic experience in leadership positions; and ties to United Bancorp's geographic markets. United Bancorp's Corporate Governance Guidelines provide that shareholders may propose nominees by submitting the names and qualifications of such persons to the Chairman of the Nominating and Governance Committee. Submissions are to be addressed to the Chairman of the Nominating and Governance Committee at the Corporation's executive offices, which submissions will then be forwarded to the Chairman. The Nominating and Governance Committee would then evaluate the possible nominee using the criteria outlined above and would consider such person in comparison to all other candidates. The submission should be made no later than December 31st of each year for consideration in regard to the next annual meeting of shareholders. The Nominating and Governance Committee is not obligated to recommend to the Board, nor the Board to nominate any such individual for election.

          The Nominating and Governance Committee did not engage any director search firm in 2007 and, accordingly, paid no fees to any such company. As indicated above, however, the Nominating and Governance Committee may do so in the future if necessary.

          Neither the Board nor the Nominating and Governance Committee has implemented a formal policy regarding director attendance at the Annual Meeting. Typically, the Board holds its annual organizational meeting directly following the Annual Meeting, which results in most directors being able to attend the Annual Meeting. In 2007, all United Bancorp, Inc. Directors attended the Annual Meeting.

NOMINEES

CLASS "II" DIRECTORS. The following table sets forth-certain information with respect to the three nominees as Class "II" Directors of the Corporation who will be voted upon at the Annual Meeting. There were no arrangements or understandings pursuant to which the persons listed below were selected as directors or nominees for director.

                                                                         POSITIONS AND OFFICES    DIRECTOR
NAME                  AGE   PRINCIPAL OCCUPATION FOR PAST FIVE YEARS   HELD WITH UNITED BANCORP    SINCE
----                  ---   ----------------------------------------   ------------------------   -------
Michael J. Arciello   73    Retired Vice President Finance,                   Director              1992
                            Nickles Bakeries, Inc.
Terry A. McGhee       58    President and Chief Executive Officer,            Director              2001
                            Westerman, Inc., a manufacturing company
Samuel J. Jones       67    Business Owner, Athletic Club                     Director              2007

----------
If elected, these directors will serve a two-year term expiring in 2010, unless Proposal 3 is approved, in which case the entire Board of Directors will stand for election commencing with next year's Annual Meeting. If Proposal 3 is not approved, the classified board structure will remain in place, and the term of the three directors elected at this Annual Meeting will expire in 2010.

CONTINUING DIRECTORS

CLASS "I" DIRECTORS. The following table sets forth certain information with respect to Class "I" Directors of United Bancorp, whose terms expire in 2009.

                                    PRINCIPAL OCCUPATION FOR PAST                     POSITIONS AND OFFICES             DIRECTOR
NAME                   AGE                    FIVE YEARS                            HELD WITH UNITED BANCORP             SINCE
----                   ---   -------------------------------------------   ------------------------------------------   --------
  James W. Everson     69    Chairman, President and Chief Executive       Chairman, President and Chief Executive        1983
                             Officer, United Bancorp; Chairman and Chief   Officer, United Bancorp; Chairman, The
                             Executive Officer, The Citizens Savings       Citizens Savings Bank.* Chairman, Interim
                             Bank* until Nov. 1, 2004. Chairman, The       President and Chief Executive Officer, The
                             Community Bank *                              Community Bank*

John M. Hoopingarner   53    General Manager and Secretary-Treasurer,                       Director                      1992
                             Muskingum Watershed Conservancy District

Richard L. Riesbeck    58    President, Riesbeck Food Market, Inc.,                         Director                      1984
                             a regional grocery store chain

 Matthew C. Thomas     51    President, M. C. Thomas Insurance Agency,                      Director                      1988
                             Inc.

* Subsidiaries of United Bancorp. The Community Bank was merged with and into The Citizens Savings Bank effective July 1, 2007.

          There were no agreements or understandings pursuant to which any of the persons listed above was selected as a director. Mr. James W. Everson, Director, Chairman, President and Chief Executive Officer of the Corporation, is the father of Mr. Scott A. Everson, Senior Vice President & Chief Operating Officer of the Corporation.

          The Board of Directors of United Bancorp met 4 times in 2007. In 2007, each director attended at least 75% of the combined total of meetings of the Board of Directors and meetings of each committee on which such director served.

          The Board of Directors has adopted the United Bancorp, Inc. Corporate Governance Guidelines, which you may find on United Bancorp's website at www.unitedbancorp.com. The Board has also adopted the United Bancorp, Inc. Code of Ethics and Business Conduct, which you may find on United Bancorp's website at www.unitedbancorp.com.

          Shareholders may communicate directly to the Board of Directors in writing by sending a letter to the Board at: United Bancorp Board of Directors, 201 South Fourth Street, Martins Ferry, Ohio 43935. All letters directed to the Board of Directors will be received and processed by the Corporate Secretary and will be forwarded to the Chairman of the Nominating and Governance Committee without any editing or screening.

VOTE REQUIRED TO ELECT CLASS II NOMINEES

          Directors are elected by a plurality of the vote. Consequently, the three nominees for director who receive the largest number of votes cast "For" will be elected as directors. Shares represented at the Annual Meeting in person or by proxy but withheld or otherwise not cast for the election of directors will have no impact on the outcome of the election of directors. Where properly executed proxy cards are returned but no such instructions are given, the shares will be voted "For" the election to the Board of Directors of the persons nominated by the Board of Directors of the Corporation.

                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
      EACH OF THE CLASS II NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS
                             COMMITTEES OF THE BOARD

          The Board of Directors of United Bancorp has standing Executive, Audit, Compensation, and Nominating and Governance Committees. The Audit Committee has been established in accordance with section 3(a)(58)(A) of the Exchange Act. The membership of these committees is noted below.

          EXECUTIVE COMMITTEE. Mr. James W. Everson, Chairman, and Messrs. Hoopingarner, McGhee and Riesbeck are the members of the Corporation's Executive Committee. The Executive Committee met 4 times during 2007. The functions of this committee are to act in the stead of the board between meetings, to receive formal vendor presentations and to review with management and set the agenda for each board meeting. The Executive Committee members also serve as advisory trustees to the Corporation's defined benefit pension plan and as trustees to the Corporation's 401(k) and ESOP plans.

          AUDIT COMMITTEE. Mr. Arciello, Chairman, and Messrs. McGhee and Riesbeck are the members of the Audit Committee. The Audit Committee met 4 times during 2007. The functions of this Committee include the engagement of independent auditors, reviewing with those independent auditors the plans and results of the audit engagement of the Corporation, approving the annual audit plan and reviewing the results of the procedures for internal auditing, reviewing the independence of the independent auditors, reviewing the Corporation's financial results and Securities and Exchange Commission filings, reviewing the effectiveness of the Corporation's internal controls and similar functions and approving all auditing and non-auditing services performed by its independent auditors. The Board of Directors has adopted a written charter for the Audit Committee which may be found on the Corporation's website at www.unitedbancorp.com. All members of the Audit Committee meet the independence standards of Rule 4200(a)(15) and the audit committee qualifications of Rule 4350(d)(2) of the National Association of Securities Dealers listing standards. The Board of Directors has determined that Michael J. Arciello is an audit committee financial expert for the Corporation and is independent as described in the preceding sentence. The report of the Audit Committee for 2007 appears under the caption "Report of the Audit Committee".

          COMPENSATION COMMITTEE. Mr. Thomas, Chairman, and Messrs. Hoopingarner and McGhee are the members of the Compensation Committee. The Board of Directors has a Compensation Committee comprised entirely of independent Directors. Director and executive officer compensation are determined by this Committee of the Board of Directors. The Board of Directors has adopted a Compensation Committee Charter which may be found on the Corporation's website at www.unitedbancorp.com. This Committee met once during 2007. The Compensation Committee's report on executive compensation matters for 2007 appears under the caption "Compensation Committee Report on Executive Compensation".

          NOMINATING AND GOVERNANCE COMMITTEE. The Nominating and Governance Committee is comprised entirely of independent Directors. Mr. Riesbeck, Chairman, and Messrs. Hoopingarner and McGhee are the members of the Nominating and Governance Committee. This Committee develops and recommends to the Board corporate governance policies and guidelines for the Corporation and for the identification and nomination of Director and committee member candidates and recommends to the Board for nomination by the Board in accordance with the Corporation's Amended Code of Regulations, nominees for election to the Board and appointment to committee membership.

          The Board of Directors has adopted a Nominating and Governance Committee Charter which may be found on the Corporation's website at www.unitedbancorp.com. This Committee met once in 2007.

                             AUDIT COMMITTEE REPORT

          The Audit Committee of the United Bancorp Board of Directors (the "Committee") is composed of three directors, each of whom is independent as defined by the National Association of Securities Dealers' listing standards, and operates under a written charter adopted by the Board of Directors.

          Management is responsible for the Corporation's internal controls and the financial reporting process. The independent auditors are responsible for performing an independent audit of the Corporation's consolidated financial statements in accordance with accounting principles generally accepted in the United States of America, and to issue a report thereon. The Committee's responsibility is to monitor and oversee the processes. In this context, the Committee has met and held discussions with management and the independent auditors. In discharging its oversight responsibility as to the audit process, the Committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and the Corporation that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence. The Committee also discussed with management, the internal auditors and the independent auditors the quality and adequacy of United Bancorp's internal controls and the internal audit function's organization, responsibilities, budget and staffing. The Committee reviewed both with the independent and internal auditors their audit plans, audit scope and identification of audit risks.

          The Committee also discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees," and, with and without management present, discussed and reviewed the results of the independent auditors' examination of the financial statements.

          The Committee reviewed the audited consolidated financial statements of United Bancorp as of and for the year ended December 31, 2007, with management and the independent auditors. Based on the aforementioned review and discussions with management and the independent auditors, the Committee recommended to the Board that United Bancorp's audited consolidated financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2007, for filing with the Securities and Exchange Commission. The Committee also appointed the independent auditors.

                                                                 AUDIT COMMITTEE
                                                   Michael J. Arciello, Chairman
                                                                 Terry A. McGhee
                                                             Richard L. Riesbeck

                         PRINCIPAL ACCOUNTING FIRM FEES

          The following table sets forth the aggregate fees billed to United Bancorp for the fiscal year ended December 31, 2006 by Grant Thornton LLP, and for the fiscal year ended December 31, 2007 by both Grant Thornton LLP and BKD, LLP. Effective July 10, 2007, BKD, LLP replaced Grant Thornton as the Corporation's principal accounting firm. The change in accounting firm was due to BKD acquiring Grant Thornton's Cincinnati Ohio financial services practices in 2007.

                       2006         2007
                     --------     --------
Audit Fees           $ 77,630     $ 90,200
Audit-Related Fees     17,700(a)    23,100(a)
Tax Fees                4,395(b)     9,880(b)
All Other Fees          2,000(c)       525(c)
                     --------     --------
   Total             $101,725     $123,705
                     ========     ========

----------
(a)  Includes fees for services related to benefit plan audits.

(b)  Includes fees for services related to tax compliance and tax planning.

(c)  Consent for public filings.

          The Audit Committee is responsible for pre-approving all auditing services and permitted non-audit services to be performed by its independent auditors, except as described below. The Audit Committee will establish general guidelines for the permissible scope and nature of any permitted non-audit services in connection with its annual review of the audit plan and will review such guidelines with the Board of Directors. Pre-approval may be granted by action of the full Audit Committee or, in the absence of such Audit Committee action, by the Audit Committee Chair whose action shall be considered to be that of the entire Committee. Pre-approval shall not be required for the provision of non-audit services if (1) the aggregate amount of all such non-audit services constitute no more than 5% of the total amount of revenues paid by the Corporation to the auditors during the fiscal year in which the non-audit services are provided, (2) such services were not recognized by the Corporation at the time of engagement to be non-audit services, and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit. No services were provided during 2007 by either BKD, LLP or by Grant Thornton LLP pursuant to these exceptions.

                                  PROPOSAL # 2
                       TO APPROVE THE UNITED BANCORP, INC.
                            2008 STOCK INCENTIVE PLAN

          The Board of Directors of the Corporation has adopted the United Bancorp, Inc. 2008 Stock Incentive Plan (the "Plan") upon the recommendation of the Corporation's Compensation Committee and recommends that shareholders approve the Plan at the Annual Meeting.

          The Board believes the Plan is an integral part of its compensation programs and strategies. It believes the Plan provides the Corporation the flexibility to implement competitive compensation programs and will be an effective tool for recruiting, motivating, and retaining the quality of employees and directors key to the achievement of the Corporation's success.

          The Plan permits the grant of incentive awards in the form of options, stock appreciation rights, restricted share and share unit awards, and performance share awards. Under the terms of the Plan a portion of a participant's compensation otherwise payable in cash may be paid in common shares of the Corporation. A summary of the principal provisions of the Plan appears below. The summary is qualified in its entirety by reference to the complete text of the Plan that is attached to this proxy statement as Exhibit A.

SUMMARY OF THE PLAN

Administration: The Plan provides that it will be administered by a committee of the Board of Directors that is comprised of at least three non-employee Directors. The committee must be comprised of "Outside Directors" within the definitions of the terms "outside director" set forth in Section 162(m) of the Internal Revenue Code (the "Code"), "independent director" set forth in The Nasdaq Stock Market rules, and "non-employee director" set forth in Rule 16b-3, or any successor definitions adopted by the Internal Revenue Service, The Nasdaq Stock Market and Securities and Exchange Commission, respectively, and similar requirements under any other applicable laws and regulations. The Board's Compensation Committee (the "Committee"), which meets all of the foregoing criteria, has been appointed to administer the Plan.

The Committee selects participants from among eligible persons and, subject to the terms of the Plan, determines the type, size and time of grant of stock incentive awards, determines the terms and conditions of awards and makes all other determinations necessary or advisable for the administration of the Plan. Each award under the Plan will be evidenced by a written award agreement approved by the Committee (the "Award Agreement").

Eligibility: The Committee may make awards to any person who is an officer, director or key employee of the Corporation or a Subsidiary.

Shares Available for Awards: No more than 500,000 shares of the Corporation's common stock may be issued under the Plan. The shares that may be issued may be authorized but unissued shares or treasury shares. If there is a stock split, stock dividend or other relevant change affecting the common shares, the Committee will make appropriate adjustments in the maximum number of shares issuable under the Plan and subject to outstanding incentive awards. Shares that were subject to an incentive award under the Plan but were not issued for any reason and are no longer subject to award or were issued and reacquired by the Corporation because of a participant's failure to comply with the terms of an award are again available for award under the Plan.

Types of Awards and Annual Award Limits: Share incentives that may be issued under the Plan consist of options, shares appreciation rights, restricted share and share unit awards, and performance share awards. In addition, under the terms of the Plan, a portion of a participant's compensation otherwise payable in cash may be paid in common shares of the Corporation. The Plan contains annual limits on certain types of awards to individual participants. In any calendar year, no participant may be granted awards covering more than 25,000 shares.

Options. A stock option provides for the purchase of shares in the future at an exercise price per share that may not be less than 100% of the fair market value of a share on the date the option is granted. Stock options may be either nonqualified options or incentive stock options, which meet the requirements of
Section 422 of the Code. The term of an option may not exceed ten years. Subject to the provisions of the Plan and approval of the Committee, and in the case of incentive stock options the limitations imposed by the applicable provisions of the Code, the exercise price may be paid (i) in cash, (ii) shares of Corporation common stock (iii) any combination of cash and shares of Corporation common stock; and (iv) by any other method permitted by law and affirmatively approved by the Committee which assures full and immediate payment or satisfaction of the exercise price, which may include broker assisted cashless exercise.

Stock Appreciation Rights. Awards may be made of stock appreciation rights ("SAR") which may include awards that are settled solely in shares of the Corporation known as "stock only stock appreciation rights" ("SOSARs"). The exercise price of a SAR will never be less than the fair market value of the shares on the date of the award. Upon exercise, the holder of a SAR is entitled to receive shares or other property as set forth in the award.

Restricted Share and Share Unit Awards. A restricted share or share unit award is an award of shares (or in the case of units convertible into shares) that may not be sold, transferred, pledged, or otherwise transferred until the restrictions established by the Committee at the time of grant are satisfied. The award agreement sets forth the restrictions applicable to an individual award and may include time vesting restrictions, noncompetition restrictions, and performance restrictions.

Performance Share Awards. The Committee may grant performance share awards under which payment is made, in the Committee's discretion, in shares upon the attainment of specified performance objectives selected by the Committee. At the time of grant of a Performance Share Award, the Committee will specify the performance objectives which, depending on the extent to which they are met, will determine the number of Shares that will be distributed to the participant.

Shareholder approval of the Plan will also permit the granting of performance-based awards to qualify for deductibility under Section 162(m) of the Code, as discussed below.

Stock Awards. The Committee may grant eligible persons awards of shares of the Corporation's common stock for services in lieu of bonus or other cash compensation, or for any other valid purpose determined by the Committee. Stock awards are free of any restrictions on transfer and upon issuance of the shares, the holder has all of the rights of a shareholder.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

The following is a brief summary of the principal United States Federal income tax consequences of awards under the Plan and is based on Federal income tax laws currently in effect.

Limitation on Corporate Deductions for Certain Executives' Compensation: Under
Section 162(m) of the Code, the Corporation may not deduct compensation of more than $1,000,000 that is paid to an individual who, on the last day of the taxable year, is either the Corporation's chief executive officer or is among one of the four most highly-compensated officers for that taxable year as reported in the Corporation's proxy statement ("Section 162(m) Persons"). The limitation on deductions does not apply to certain types of compensation, including "performance-based compensation" if approved by shareholders. Under the Plan, options will qualify as performance-based compensation and restricted stock awards and performance share awards may also qualify if the Committee so designates these awards (herein called "Section 162(m) Awards") as performance-based compensation and administers the Plan with respect to these designated awards in compliance with Section 162(m) of the Code.

Under the Plan, the Committee is authorized to grant awards that qualify as performance-based compensation under Section 162(m) of the Code. The Corporation may not be entitled to any deduction if the individual in question is a Section 162(m) Person, the amount in question does not qualify as performance-based compensation, and the amount in question, when added to the covered employee's other taxable compensation that is not performance-based in the same taxable year, exceeds $1 million. With respect to Section 162(m) Awards the Committee will also specify the time period or periods (the "Performance Period") during which the performance objectives must be met. The Committee may use performance objectives based on one or more of the following: earnings per share, total revenue, net interest income, non-interest income, net income, net income before tax, non-interest expense, efficiency ratio, return on equity, return on assets, economic profit added, loans, deposits, tangible equity, assets, net charge-offs, new market growth, product line developments, and nonperforming assets. The Committee may designate a single goal criterion or multiple goal criteria for performance measurement purposes. Performance measurement may be described in terms of objectives that are related to the performance by the Corporation, by any Subsidiary, or by any employee or group of employees in connection with services performed by that employee or those employees for the Corporation, a Subsidiary, or one or more subunits of the Corporation or of any Subsidiary. The performance objectives may be made relative to the performance of other companies. The performance objectives and periods need not be the same for each participant or for each Award. The Committee may modify, amend or otherwise adjust the performance objectives specified for outstanding Performance Share Awards if it determines that an adjustment would be consistent with the objectives of this Plan and taking into account the interests of the participants and the public shareholders of the Corporation and such adjustment complies with the requirements of Section 162(m) of the Code for Section 162(m) Persons, to the extent applicable, unless the Committee indicates a contrary intention. The types of events which could cause an adjustment in the performance objectives include, without limitation, accounting changes which substantially affect the determination of performance objectives, changes in applicable laws or regulations which affect the performance objectives, and divisive corporate reorganizations, including spin-offs and other distributions of property or stock.

Stock Options: There are no Federal income tax consequences either to the optionee or the Corporation upon the grant of an incentive stock option or a nonqualified option. If shares are purchased under an incentive stock option (i.e., an incentive option is exercised) during employment or within three months thereafter, the optionee will not recognize any income and the Corporation will not be entitled to a deduction in respect of the option exercise. However, the excess of the fair market value of the shares on the date of such exercise over the purchase price of the shares under the option will be includible in the optionee's alternative minimum taxable income. Generally, if the optionee disposes of shares purchased under an incentive stock option within two years of the date of grant or one year of the date of exercise of the incentive stock option, the optionee will recognize ordinary income, and the Corporation will be entitled to a deduction, equal to the excess of the fair market value of the shares on the date of exercise (or, if less, the amount realized by the optionee on the disposition of the shares) over the purchase price of such shares. Any gain after the date on which the optionee purchased the shares will be treated as capital gain to the optionee and will not be deductible by the Corporation. If the shares are disposed of after the two-year and one-year periods mentioned above, the Corporation will not be entitled to any deduction, and the entire gain or loss realized by the optionee will be treated as capital gain or loss. When shares are purchased under a nonqualified option, the excess of the fair market value of the shares on the date of purchase over the purchase price of such shares under the option will generally be taxable to the optionee as ordinary income and deductible by the Corporation. The disposition of shares purchased under a nonqualified option will generally result in a capital gain or loss for the optionee, but will have no tax consequences for the Corporation.

Other Awards: An employee who receives cash or shares of company stock pursuant to an award other than an option will generally recognize ordinary income equal to the sum of the cash and the fair market value of the shares received when vested and no longer subject to a substantial risk of forfeiture and the Corporation will generally be entitled to a corresponding deduction from its income. A participant who receives an award of Corporation shares that is not yet vested may make a special election in accordance with applicable Treasury regulations to be taxed (at ordinary income rates) on the fair market value of the shares at that time (with fair market value determined for this purpose without regard to any restrictions other than restrictions, if any, which by their terms will never lapse), in which case the Corporation would be entitled to a deduction at the same time equal to the amount of income realized by the employee but would not be entitled to deduct any dividends thereafter paid on the shares. Absent such an election, an employee who has been awarded such restricted stock will not recognize taxable income until the shares become transferable or cease to be subject to a substantial risk of forfeiture, at which time the recipient will recognize ordinary income and the Corporation will be entitled to a corresponding deduction equal to the excess of the fair market value of the shares at that time over the amount (if any) paid by the recipient for the shares. Dividends paid to the recipient on the restricted shares prior to that time will be ordinary compensation income to the recipient and deductible by the Corporation.

OTHER PROVISIONS

Vesting: All awards are subject to such time and performance vesting conditions as the Committee may determine and are set forth in the Award Agreement. Unless otherwise set forth in the Award Agreement all Awards immediately vest upon death, disability or Change in Control as defined under the terms of the Plan. The Plan defines a change in control as any transaction that is a: (i)

Change in Ownership, ii) Change in Effective Control, or iii) Change in Ownership of a Substantial Portion of Assets.

Change in Ownership. A change in ownership of the corporation occurs when one person or a group acquires stock that, when combined with stock previously owned, controls more than 50% of the value or voting power of the stock of the corporation.

Change in Effective Control. A change in effective control occurs on the date that, during any 12-month period, either (x) any person or group acquires stock possessing 35% of the voting power of the corporation, or (y) the majority of the board is replaced by persons whose appointment or election is not endorsed by a majority of the board.

Change in Ownership of a Substantial Portion of Assets. A change in ownership of a substantial portion of the assets occurs on the date that a person or a group acquires, during any 12-month period, assets of the corporation having a total gross fair market value equal to 40% or more of the total gross fair market value of all of the corporation's assets.

IRC 409A Compliance: Unless an Award Agreement approved by the Committee provides otherwise, each Award granted under the Plan is intended to meet the requirements for exclusion from coverage under Code Section 409A.

Plan Amendments: The Board of Directors may amend, alter, or discontinue the Plan at any time, provided that no amendment, alteration, or discontinuance may be made that materially and adversely affects the rights of a participant under any award granted prior to the date such action is adopted by the Board of Directors without the participant's written consent. In addition no amendment may be made without shareholder approval, if shareholder approval is required under applicable laws, regulations or exchange requirements (including Section 422 of the Code with respect to ISOs, and for the purpose of qualification as "performance-based compensation" under Section 162(m) of the Code), unless the required to: (i) comply with any law; (ii) preserve any intended favorable tax effects for the Corporation, the Plan or participants; or (iii) avoid any unintended unfavorable tax effects for the Corporation, the Plan or participants.

Term of the Plan: Unless earlier terminated by the Board, the Plan would terminate on the day immediately preceding the tenth anniversary date of its approval by shareholders of the Corporation. Termination of the Plan does not affect any outstanding awards granted prior to the termination of the Plan.

Forfeiture upon Termination for Cause: Subject to the provisions of the Award Agreement to which such award relates, upon the termination of employment of an employee for cause the employee forfeits all benefits associated with any award including all unexercised Options whether or not previously vested, all unexercised SARs whether or not previously vested and all Restricted Shares, Restricted Share Units and Performance Shares for which the delivery of Shares has not yet occurred.

VOTE REQUIRED

          The United Bancorp, Inc. 2008 Stock Incentive Plan attached to this Proxy Statement as Exhibit A will be submitted for adoption at the Annual Meeting. Approval of the Plan requires the affirmative vote of a majority of the votes cast at the Annual Meeting. Proxies will be voted in favor of the Plan unless otherwise instructed by the Shareholder. Abstentions and shares not voted by brokers and other entities holding shares on behalf of the beneficial owners will have the same effect as votes cast against the Plan.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ADOPTION OF THE
                 UNITED BANCORP, INC. 2008 STOCK INCENTIVE PLAN

                                  PROPOSAL # 3
                 TO AMEND THE CODE OF REGULATIONS TO PROVIDE FOR
                      THE ANNUAL ELECTION OF ALL DIRECTORS

     The Board of Directors, after careful consideration and recommendation by shareholders, management and outside advisors, has adopted and now recommends shareholder approval of a proposal to amend Section 8 of the Corporation's Code of Regulations, as amended (the "Regulations"), to eliminate the classification of the Board of Directors. Section 8 currently provides that the Board of Directors shall be divided into two classes, with the directors in each class standing for election at every other annual meeting of shareholders. The provision also provides that in the event the total number of directors is increased to nine or greater the board will be divided into three classes. The Board of Directors has determined that this provision should be amended to provide instead for the annual election of all directors. The Board has unanimously adopted a resolution approving a declassification amendment to the Regulations, which will provide for the annual election of all directors, and is recommending that the Corporation's shareholders approve that amendment.

     If the proposed amendment is approved, all directors would be elected to one-year terms commencing with the 2009 Annual Meeting. In order to facilitate the transition from classified multi-year terms to non-classified one-year terms, each director whose term would not otherwise expire at the 2009 Annual Meeting has agreed to tender his or her resignation effective immediately prior to the 2009 Annual Meeting.

     The Board believes that the election of directors is a primary means for shareholders to influence corporate governance policies and hold management accountable for implementing those policies. Although proponents of classified boards believe that they provide continuity and stability to the board, facilitate a long-term outlook by the board and enhance the independence of non-employee directors, an increasing number of investors have come to believe that classified boards reduce accountability of directors because they limit the ability of shareholders to evaluate and elect all directors on an annual basis. Accordingly, an increasing number of companies have been taking actions to provide for the annual election of all directors.

     The Corporation is committed to good corporate governance. Accordingly, the Board considered the various positions for and against a classified Board, particularly in light of evolving corporate governance practices and investor sentiment. The Board recognizes that annual elections are emerging as a "best practice" in the area of corporate governance, as it provides shareholders the opportunity to hold every member of the Board accountable for performance every year. The Board consulted management and the Corporation's outside advisors when it considered the various positions for and against a classified Board. The Board has determined that adopting a resolution approving an amendment to the Regulations that provides for the annual election of all directors is in the best interests of the Corporation and its shareholders.

CODE OF REGULATIONS

     If the amendment to Section 8 of the Regulations is adopted pursuant to proposal #2, that section would read as follows:

          SECTION 8. ELECTION AND TERM OF OFFICE OF DIRECTORS.

               The directors shall be elected annually to serve until the next annual meeting of shareholders and until their successors shall have been elected, or until their earlier death, resignation, or removal from office.

VOTE REQUIRED

     The resolutions attached to this Proxy Statement as Exhibit B will be submitted for adoption at the Annual Meeting. As provided by Section 34 of the Regulations, the affirmative vote of a majority of the common shares of the Corporation is required to approve the amendment to provide for the annual election of all directors. Proxies will be voted in favor of the resolution unless otherwise instructed by the Shareholder. Abstentions and shares not voted by brokers and other entities holding shares on behalf of the beneficial owners will have the same effect as votes cast against the amendment.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ADOPTION OF THE AMENDMENT TO THE COMPANY'S CODE OF REGULATIONS TO PROVIDE FOR THE ANNUAL
                           ELECTION OF ALL DIRECTORS

                                   PROPOSAL #4
                   TO AMEND CODE OF REGULATIONS TO PROVIDE FOR
                     THE ELIMINATION OF CERTAIN SHAREHOLDER
            SUPERVOTING REQUIREMENTS RELATED TO THE CLASSIFIED BOARD
       AND PROVIDE FOR THE AUTHORITY OF DIRECTORS TO AMEND THE REGULATIONS
                      CONSISTENT WITH THE OHIO REVISED CODE

          The Board has considered and unanimously recommended amending the Regulations to eliminate supermajority voting requirements applicable to the shareholders' right to amend the Regulations in certain instances. The Regulations presently provide that, absent recommendation by at least two-thirds of the Board of Directors, the vote of eighty percent (80%) of the voting power of the Corporation is required to amend each of the following sections: Section 6 regarding the number of directors; Section 8 regarding the classification system for the election of directors; Section 9 regarding the vote required for removal of directors; Section 33 regarding the election of the Corporation to opt out of the control share acquisition statute and Section 34 regarding the amendment of the forgoing sections.

          In the proposed amendment to Section 34, this supermajority vote of eighty percent (80%) required to amend Section 6 related to the number of directors and Section 8 related to the classification of the election of directors are eliminated. The board believes this proposed amendment is consistent with and complimentary to the elimination of the classification system for the election of directors and good corporate governance principles. This Proposal #3 also eliminates the requirement of a supervote to amend those same sections in the future.

          As proposed, the amendment to Section 34 would also provide directors with the authority to amend the Regulations consistent with the General Corporation Law of the Ohio Revised Code (the "GCL"). In 2006, the GCL was amended to permit directors to amend the code of regulations if authorized by the shareholders in the articles of incorporation or the code of regulations. The GCL reserves to Shareholders the power to authorize any amendments to the Regulations that:

          - Specify the percentage of shares a shareholder must hold in order to call a shareholders' meeting.

          - Specify the length of the time period required for notice of a shareholders' meeting.

          - Specify that shares that have not yet been fully paid can have voting rights.

          -    Specify requirements for a quorum at a shareholders' meeting

          - Prohibit shareholder or director actions from being authorized or taken without a meeting.

          - Define terms of office for directors or provide for classification of directors.

          - Require greater than a majority vote of shareholders to remove directors without cause.

          - Establish requirements for a quorum at directors' meetings, or specify the required vote for an action of the directors.

          - Delegate authority to committees of the board to adopt, amend, or repeal regulations.

          - Remove the requirement that a control share acquisition of an issuing public corporation be approved by shareholders of the acquired corporation.

In no event can directors make changes to regulations to restrict the shareholders' authority to adopt, amend, or repeal regulations.

If the amendment to Section 34 of the Regulations is adopted pursuant to proposal #3, that section would read as follows:

          SECTION 34. AMENDMENTS.

               These Regulations may be amended or repealed in following manner.

               (a) At any meeting of shareholders called for that purpose by the affirmative vote of the holders of record of shares entitling them to exercise a majority of the voting power on such proposal; or

               (b) by the directors unless with respect to any such amendment a provision of the Ohio Revised Code reserves such authority to the shareholders.

               (c) Notwithstanding the provisions of this Section 34(a) and notwithstanding the fact that a lesser percentage may be specified by law or any other provision of these Regulations, the amendment, alteration, change or repeal of, or adoption of any provisions inconsistent with, Sections 9, 33 or 34(c) of these Regulations shall require the affirmative vote of holders of shares representing at least eighty percent (80%) of the voting power of the Corporation, unless such amendment, alteration, change, repeal or adoption has been recommended by at least two-thirds of the members of the Board of Directors of the Corporation then in office, in which event the provisions of Section 34(a) hereof shall apply.

     Exhibit B shows the changes to the relevant portions of Section 34 of the Regulations resulting from the proposed amendment, with deletions indicated by strike-outs and additions indicated by underlining. If approved, this Proposal will become immediately effective at the conclusion of the Annual Meeting.


VOTE REQUIRED

     The resolution attached to this Proxy Statement as Exhibit C will be submitted for adoption at the Annual Meeting. As provided by Section 34 of the Regulations, the affirmative vote of a majority of the common shares of the Corporation is required to approve the amendment to the provision providing for the method of approving amendments to the Regulations. Proxies will be voted in favor of the resolution unless otherwise instructed by the Shareholder. Abstentions and shares not voted by brokers and other entities holding shares on behalf of the beneficial owners will have the same effect as votes cast against the amendment.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ADOPTION OF THE AMENDMENT TO THE COMPANY'S CODE OF REGULATIONS TO PROVIDE FOR THE ELIMINATION OF SHAREHOLDER SUPERVOTING REQUIREMENTS TO AMEND THE CODE OF REGULATIONS RELATED TO THE NUMBER OF DIRECTORS AND THE CLASSIFICATION OF THE BOARD AND TO PROVIDE FOR THE AUTHORITY OF DIRECTORS TO AMEND THE CODE OF REGULATIONS CONSISTENT WITH THE OHIO REVISED CODE.

                             EXECUTIVE COMPENSATION
                              AND OTHER INFORMATION

          The following information relates to compensation of management for the year ended December 31, 2007, unless otherwise noted below. Mr. J. Everson presently serves as Chairman of the Board of Directors of The Citizens Bank, of Martins Ferry, Ohio, which is the wholly-owned subsidiary of the Corporation.

                      COMPENSATION DISCUSSION AND ANALYSIS

     Introduction. The Compensation Committee administers our executive compensation program. The committee, which is composed entirely of independent directors, is responsible for reviewing and determining executive officer compensation, for evaluating the President and Chief Executive Officer, for overseeing the evaluation of all other officers and employees, for administering our incentive compensation programs, for approving and overseeing the administration of our employee benefits programs, for providing insight and guidance to management with respect to employee compensation generally, and for reviewing and making recommendations to the board with respect to director compensation. The President and Chief Executive Officer participates with respect to decisions concerning other executive officers of the Corporation.

          The Compensation Committee operates under a charter adopted by the board of directors. The Compensation Committee annually reviews the adequacy of its charter and recommends changes to the board for approval. The charter grants the Committee the authority to retain and terminate advisors, including compensation consultants, accountants and legal counsel, to assist in discharging its duties. The Compensation Committee meets at scheduled times during the year and also acts upon occasion by written consent. The chair of the committee reports on committee activities and makes committee recommendations at meetings of the board of directors.

     Compensation Philosophy. Our executive compensation programs seek to achieve and maintain equity with respect to balancing the interests of shareholders and executive officers, while supporting our need to attract and retain competent executive management. Toward this end, the management compensation committee has developed an executive compensation policy, along with supporting executive compensation plans and programs, which are intended to attain the following objectives:

     - Support a pay-for-performance policy that rewards Executive Officers for corporate performance.

     -    Motivate Executive Officers to achieve strategic business goals.

     - Provide competitive compensation opportunities critical to the Corporation's long-term success.

          The committee collects and analyzes comparative executive compensation information from relevant peer groups, approves executive salary adjustments. Additionally, from time to time, the committee reviews other human resource issues, including qualified and non-qualified benefits, management performance appraisals, and succession planning.

          The Committee uses comparisons of competitive executive pay practices taken from banking industry compensation surveys and, from time-to-time, consultation with independent executive compensation advisors. Peer groups and competitive compensation practices are determined using executive compensation packages at bank holding companies and subsidiaries of comparable size to the Corporation and its subsidiaries.

          There are two principal components of the compensation program for all Executive Officers of the Corporation and its commercial bank subsidiaries; a base salary component and a cash bonus incentive component. Until 2006, the Corporation also had a long-term incentive compensation component in the form of a stock option plan. Awards can no longer be made under the plan, but the final grants that were made under the plan will not expire until 2015. The Corporation also has a 401(k) and employee stock ownership plan and a defined benefit pension plan.

          In making its decisions regarding annual salary adjustments, the committee reviews quantitative and qualitative performance factors as part of an annual performance appraisal. These are established for each executive position and the performance of the incumbent executive is evaluated annually against these standards. This appraisal is then integrated with market-based adjustments to salary ranges to determine if a base salary increase is merited.

          The accounting and tax treatment of particular forms of compensation materially do not affect the committee's compensation decisions. However, the committee evaluates the effect of such accounting and tax treatment on an ongoing basis and will make appropriate modifications to its compensation policies where appropriate.

     Components of Compensation. The elements of total compensation paid by the Corporation to its senior officers, including the President and Chief Executive Officer (the "CEO") and the other executive officers identified in the Summary Compensation Table which appears following this Compensation Discussion and Analysis (the CEO and the other executive officers identified in that Table are sometimes referred to collectively as the "Named Executive Officers"), include the following:

     -    Base salary;

     -    Awards under our cash-based incentive compensation program;

     -    Awards under our 401(k) and employee stock ownership plan;

     -    Benefits pursuant to our defined benefit pension plan; and

     -    Benefits under our life, health and disability plans.

Base Salary. The base salaries of the Named Executive Officers are reviewed by the Committee annually as well as at the time of any promotion or significant change in job responsibilities. The committee reviews peer group data to establish a market-competitive executive base salary program, combined with a formal performance appraisal system that focuses on awards that are integrated with strategic corporate objectives. Salary income for each Named Executive Officer for calendar year 2007 is reported in "Salary" column of the Summary Compensation Table, which appears following this Compensation Discussion and Analysis. The base salary amounts shown in the Summary Compensation Table include directors fees paid in 2007 for service as a director of United Bancorp or one or more of its subsidiary banks* in the following amounts for these executive officers:

Mr. James W. Everson   $35,089
Mr. Scott A. Everson   $14,008

* United Bancorp, Inc. currently operates one bank subsidiary; The Citizens Savings Bank. The Community Bank was merged with and into The Citizens Savings Bank effective July 1, 2007.

          Effective January 1, 2008, James W. Everson's annual base salary was reduced by $50,400, or approximately 24%, to reflect the decrease in his responsibilities resulting from the merger during 2007 of The Community Bank with and into The Citizens Bank. All other executive officers of the Corporation received a cost of living increase for 2008 of 3% over their previous year's base salary, which increase also went into effect on January 1, 2008.

Incentive Cash Compensation. United Bancorp has established a short-term incentive compensation plan that provides for cash awards upon the achievement of performance targets established for each executive officer. The cash-based plan is designed to reward achievement of short-term performance goals. For 2007, the Compensation Committee selected goals based on United Bancorp's earnings per share. At the bank level, the Committee selected goals based on growth in loans and deposits, return on assets and return on equity. Threshold, target and maximum performance goals were set.

          The amount of the annual cash bonus that may be earned by an executive officer is based on his or her base salary and is weighted to reflect each participant's ability to affect the performance of United Bancorp, with the Chief Executive Officer having the largest weighting. Awards under the Corporation's cash incentive compensation plan are based on the Corporation's earnings per share for the year and the satisfaction of bank performance benchmarks. The exact weighting and mix of these goals varies among the executive officers. For more information regarding the structure of this plan, see the section of this proxy statement captioned "Grants of Plan Based Awards." Additionally, the Chief Executive Officer may earn a cash bonus based on acquisitions by United Bancorp and the resulting growth in assets of the Corporation.

          United Bancorp earnings per share increased 27% from 2006 to 2007, therefore the incentive award portion of each executive that related to earnings per share growth was at the 200% level for 2007. United Bancorp did not make any acquisitions in 2007. The Citizens Savings Bank met target goals for return on assets, return on equity, loan and deposit growth.

401(k) and Employee Stock Ownership Plan. The Corporation also offers a 401(k) plan, which covers all employees who have attained the age of 21 and have completed one year of service. Eligible employees may contribute up to $15,000 in 2007 and employees who have attained the age of 50 years or older may contribute an additional $5,000 in 2007. The Corporation may make a discretionary matching contribution equal to a percentage of each participant's elective deferral not to exceed 6% of the participant's annual compensation. Employer contributions are invested in the common stock of United Bancorp, Inc. under the Corporation's stock ownership plan. Employee contributions are always vested. Employer contributions become 100% vested after 3 years of service. The Corporation's contributions to the plan made on behalf of the Named Executive Officers is included in the "all other compensation" column in the summary compensation table.

Defined Benefit Pension Plan. The Corporation has a defined benefit pension plan which covers all fulltime employees 21 or over who have completed 1,000 hours of service during an anniversary year, measured from date of hire. The plan calls for benefits to be paid to eligible employees at retirement, based primarily upon years of service and compensation rates near retirement. Benefits at retirement or vested termination of employment are based on years of credited service, and the average of the highest five consecutive years of compensation.

Group Life, Health and Disability Benefits. The Corporation provides healthcare, life and disability insurance and other employee benefits programs to its employees, including its senior officers, except that life insurance is not provided under the group plan to executive officers that participate in the split-dollar life insurance arrangements discussed more thoroughly below. The committee is responsible for overseeing the administration of these programs and believes that its employee benefits programs should be comparable to those maintained by other members of the relevant peer groups so as to assure that the Corporation is able to maintain a competitive position in terms of attracting and retaining officers and other employees. Except for United Bancorp's split dollar life insurance arrangements with its executive officers and certain directors our employee benefits plans are provided on a non-discriminatory basis to all employees.

          United Bancorp has split-dollar life insurance arrangements with its executive officers and certain directors that provide certain death benefits to the executive's beneficiaries upon his or her death. The agreements provide a pre- and post-retirement death benefit payable to the beneficiaries of the executive in the event of the executive's death. The Corporation has purchased life insurance policies on the lives of all participants covered by these agreements in amounts sufficient to provide the sums necessary to pay the beneficiaries, and the Corporation pays all premiums due on the policies. Under the arrangements, directors have the right to designate beneficiaries of death proceeds up to $100,000, subject to forfeiture of that right upon the occurrence of certain events. The named executive officers have the right to designate beneficiaries of death proceeds up to four times the named executive officer's annual base salary, subject to forfeiture of that right upon the occurrence of certain events. The actual gross death benefit amounts payable under this plan are disclosed under Payments and Benefits in Connection with Termination or Change-in-Control. The economic benefit (the imputed income amount of this insurance) for the year 2007 to the named executive officers is included in the amounts for each of these executive officers set forth in the Summary Compensation Table under the column "All Other Compensation." The economic benefit (the imputed income amount of this insurance) for the year 2007 to the directors is set forth in the Director Compensation Table under the column "All Other Compensation."

     2007 Executive Officer Compensation. For 2007 the executive officers named in the Summary Compensation Table received salaries that were intended to maintain their compensation at a competitive level. Adjustments in 2007 base salary were based upon each Named Executive's annual performance review, an annual review of peer compensation, and the overall performance of the company. These adjustments are consistent with the company's salary budget which is approved by the compensation committee and becomes part of the overall budget approved annually by the board of directors.

          The Corporation provides a reasonable level of personal benefits, and perquisites to one or more named executive officers to support the business interests of the bank, provide competitive compensation, and to recognize the substantial commitment both professionally and personally expected from executive officers. The aggregate value of perquisites and personal benefits, as defined under SEC rules, provided to each named executive officer is less than the reporting threshold value of $10,000.

          As part of its compensation program the Corporation has entered into agreements with each of the Named Executive Officers pursuant to which they will be entitled to receive severance benefits upon the occurrence of certain enumerated events following a change in control. The events that trigger payment are generally those related to termination of employment without cause or detrimental changes in the executive's terms and conditions of employment. See Employment Contracts and Payments Upon Termination or "Change in Control" below for a more detailed description of these events. the Corporation believes that this structure will help: (i) assure the executives' full attention and dedication to the company, free from distractions caused by personal uncertainties and risks related to a pending or threatened change in control,
(ii) assure the executives' objectivity for shareholders' interests, (iii) assure the executives of fair treatment in case of involuntary termination following a change in control, and (iv) attract and retain key talent during uncertain times.

                          COMPENSATION COMMITTEE REPORT

          The management compensation committee has reviewed and discussed with management the compensation discussion and analysis set forth above. Based on such review and discussions, the management compensation committee has recommended to the board of directors that the compensation discussion and analysis be included in this proxy statement and in the Annual Report on Form 10-K for the year ended December 31, 2007, filed by us with the Securities and Exchange Commission.

                                        COMPENSATION COMMITTEE


                                        Matthew C. Thomas, Chairman
                                        John M. Hoopingarner
                                        Terry A. McGhee

EXECUTIVE COMPENSATION. The following table sets forth the annual and long-term compensation for United Bancorp's Chief Executive Officer and its four other highest paid executive officers, as well as the total compensation paid to each individual during United Bancorp's last completed fiscal year.

                           SUMMARY COMPENSATION TABLE

                                                                                   CHANGE IN
                                                                                    PENSION
                                                                                     VALUE
                                                                                      AND
                                                                                 NONQUALIFIED
                                                                   NON-EQUITY      DEFERRED
                                                  STOCK  OPTION  INCENTIVE PLAN  COMPENSATION    ALL OTHER
NAME AND PRINCIPAL                SALARY  BONUS  AWARDS  AWARDS   COMPENSATION     EARNINGS    COMPENSATION   TOTAL
POSITION                   YEAR    ($)     ($)     ($)     ($)         ($)          ($)(1)        ($) (2)      ($)
------------------        -----  -------  -----  ------  ------  --------------  ------------  ------------  -------
James W. Everson           2007  250,541    --     --      --        108,000        29,584        23,790     411,915
Chairman President &       2006  247,799    --     --      --              0           482        19,313     267,594
Chief Executive Officer,
United Bancorp, Inc
Principal Position CEO
United Bancorp, Inc.

Scott A. Everson           2007  183,461    --     --      --         73,711        13,281        12,209     282,662
Senior Vice President &    2006  168,280    --     --      --          8,789         9,526         6,361     192,956
Chief Operating Officer
United Bancorp, Inc.
Principal Position CEO
The Citizens Savings Bank

Randall M. Greenwood       2007  114,000    --     --      --         39,048         6,969         4,678     164,695
Senior Vice President,     2006  108,000    --     --      --          4,604         3,041         3,797     119,442
Chief Financial Officer
& Treasurer, United
Bancorp, Inc.
Principal Position, CFO,
United Bancorp, Inc.

James A. Lodes             2007  105,000    --     --      --         29,768        32,071         4,424     171,263
Vice President,            2006   98,000    --     --      --          8,423        16,289         4,333     127,045
Chief Lending Officer,
United Bancorp, Inc,
Principal Position, CLO,
the Citizens Savings Bank

Norman F. Assenza, Jr.     2007   97,000                              27,500        43,723         5,998     174,221
Vice President             2006   94,000    --     --      --          8,079        28,533         5,493     136,105
Compliance United
Bancorp, Inc.
Principal Position,
Compliance and Internal
Auditor, The Citizens
Savings Bank

----------
(1) Reports increase in present value of the Defined Benefit Plan accrual from 2006 to 2007. Refer to Pension Benefits table for explanation of benefit and disclosure of present value of accumulated benefit as of 12/31/07.

(2) The amounts shown in this column for the most recently completed fiscal year were derived from the following figures: (1) contributions by United Bancorp to its 401(k) Plan: Mr. James W. Everson, $6,480; Mr. Scott A. Everson $5,374; Mr. Greenwood $3,420; Mr. Lodes, $3,403; and Mr. Assenza $2,910 (2) the economic benefit of life insurance coverage provided for the named executive officers: Mr. James W. Everson, $14,619; Mr. Scott A. Everson $728; Mr. Greenwood $638; Mr. Lodes, $1,021 and Mr. Assenza $3,088.

                          GRANTS OF PLAN-BASED AWARDS

                                                                                         ALL
                                                                                        OTHER        ALL                 GRANT
                                                                                         STOCK      OTHER                DATE
                                                                                       AWARDS:      STOCK                FAIR
                                                                                        NUMBER     AWARDS:               VALUE
                                    ESTIMATED FUTURE            ESTIMATED FUTURE          OF       NUMBER     EXERCISE    OF
                                PAYOUTS UNDER NON-EQUITY      PAYOUTS UNDER EQUITY      SHARES       OF        OR BASE   STOCK
                                  INCENTIVE PLAN AWARDS       INCENTIVE PLAN AWARDS    OF STOCK  SECURITIES   PRICE OF     &
                               --------------------------  --------------------------  OR STOCK  UNDERLYING    OPTION   EQUITY
                        GRANT  THRESHOLD  TARGET  MAXIMUM  THRESHOLD  TARGET  MAXIMUM    UNITS     OPTIONS     AWARDS   AWARDS
NAME                     DATE     ($)       ($)    ($)        (#)       (#)     (#)       (#)        (#)     ($/SHARE)     $
----                    -----  ---------  ------  -------  ---------  ------  -------  --------  ----------  ---------  ------
James W. Everson                 40,500   54,000  108,000
Scott A. Everson                 31,875   42,500   85,000
Randall M. Greenwood             17,100   22,800   45,600
James A. Lodes                   15,750   21,000   42,000
Norman F. Assenza, Jr.           14,550   19,400   38,800

          The Corporation maintains a cash-based incentive compensation plan. The amount of the annual cash bonus that may be earned by an executive officer under this plan is based on his or her base salary and is weighted to reflect each participant's ability to affect the performance of United Bancorp, with the Chief Executive Officer having the largest weighting. The multiple by which the bonus of the Chief Executive Officer is determined under the plan is set at 25% of his base salary for the year (the "Base Multiple"). The Base Multiple for the Corporations Senior Vice President and Chief Operating Officer S. Everson is 25%. The Base Multiples for the Corporation's Senior Vice President (Messrs. Greenwood) and Vice Presidents (Messrs. Lodes and Assenza) are set at 20% of their respective base salaries for the year.

          Awards under the Corporation's cash incentive compensation plan are based on two general and independent criteria: (1) the Corporation's earnings per share; and (2) the performance of The Citizens Bank in the following categories: loan and deposit growth; return on average assets; and return on average equity. Under the plan, the entire potential bonus of the Corporation's Chief Executive Officer for the year is dependent upon the Corporation meeting or exceeding its earnings per share from the previous year, while 75% and 50%, respectively, of the Senior Vice Presidents' and Vice Presidents' potential bonuses are determined by reference to earnings per share. The balance of their incentive compensation is based upon their individual bank's financial performance. Under the Corporation's cash incentive compensation plan, each executive officer is entitled to receive earnings per share bonuses as follows:

     -    Earnings per share equal to previous year: 75% of Base Multiple

     - 05% Increase in earnings per share over previous year: 100% of Base Multiple

     - 10% Increase in earnings per share over previous year: 125% of Base Multiple

     - 15% Increase in earnings per share over previous year: 150% of Base Multiple

     - 17% Increase in earnings per share over previous year: 175% of Base Multiple

     - 20% Increase in earnings per share over previous year: 200% of Base Multiple

          The Corporation's earnings per share for 2007 increased 27% over earnings per share for 2006, therefore incentive award payments for the officers listed above are based on the formula listed above.

                  OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

                                               Option Awards(1)                                        Stock Awards
                        -------------------------------------------------------------  -------------------------------------------
                                                                                                                        Equity
                                                                                                                       Incentive
                                                                                                          Equity         Plan
                                                                                                        Incentive       Awards:
                                                                                                           Plan         Market
                                                                                               Market    Awards:          or
                                                       Equity                          Number   Value     Number         Payout
                                                     Incentive                           of      of         of           Value
                                                        Plan                           Shares  Shares    Unearned         of
                                                      Awards:                            or      or      Shares,       Unearned
                                                       Number                          Units   Units      Units      Shares, Units
                          Number                         of                              of      of         or         or Other
                            of          Number       Securities                        Stock   Stock   Other Rights     Rights
                        Securities   of Securities   Underlying                         That    That       That          That
                        Underlying    Underlying    Unexercised   Option                Have    Have       Have          Have
                        Unexercised   Unexercised     Unearned   Exercise    Option     Not     Not        Not            Not
                        Options (#)   Options (#)     Options     Price    Expiration  Vested  Vested     Vested        Vested
Name                    Exercisable  Unexercisable      (#)        ($)        Date      (#)     ($)        (#)            ($)
----                    -----------  -------------  -----------  --------  ----------  ------  ------  ------------  -------------
James W. Everson             --           1,815          --       $10.15    1/16/2015    --      --         --             --
Randall M. Greenwood         --              --          --        11.65     3/1/2007    --      --         --             --
                             --          13,245          --         9.63    5/15/2015    --      --         --             --
Scott A. Everson             --          13,245          --         9.63    5/15/2015    --      --         --             --
                             --          12,100          --        12.15    8/23/2014    --      --         --             --
James A. Lodes               --              --          --           --           --    --      --         --             --
Norman F. Assenza, Jr        --              --          --           --           --    --      --         --             --

----------
1. All outstanding options were awarded under the Corporations stock option plan, which expired in 2005.

                                PENSION BENEFITS

                                                                                       PRESENT
                                                                    NUMBER OF YEARS    VALUE OF
                                                                   CREDITED SERVICE  ACCUMULATED  PAYMENTS DURING LAST
NAME                                   PLAN NAME                          (#)        BENEFIT ($)     FISCAL YEAR ($)
----                  -------------------------------------------  ----------------  -----------  --------------------
James W. Everson      United Bancorp, Inc. of Martins Ferry, Ohio
                      Employers' Pension Plan and Trust                     3           53,862             --
Scott A. Everson      United Bancorp, Inc. of Martins Ferry, Ohio
                      Employers' Pension Plan and Trust                    17           50,636             --
Randall M. Greenwood  United Bancorp, Inc. of Martins Ferry, Ohio
                      Employers' Pension Plan and Trust                    10           28,756             --
James A. Lodes        United Bancorp, Inc. of Martins Ferry, Ohio
                      Employers' Pension Plan and Trust                    14          165,022             --
Norman F. Assenza     United Bancorp, Inc. of Martins Ferry, Ohio
                      Employers' Pension Plan and Trust                    29          324,338             --

          The Corporation has a defined benefit pension plan which covers all fulltime employees 21 or over who have completed 1,000 hours of service during an anniversary year, measured from date of hire. The plan calls for benefits to be paid to eligible employees at retirement, based primarily upon years of service and compensation rates near retirement. It may provide monthly benefits commencing as early as age 50, but not later than age 70, for employees who terminate employment or retire with 5 or more years of credited service. Benefits at retirement or vested termination of employment are based on years of credited service, and the average of the highest five consecutive years of compensation. The plan is integrated with social security covered compensation. In connection with his retirement as Chief Executive Officer of the Citizens Savings Bank subsidiary of United Bancorp on November 1, 2004, Mr. James Everson elected a lump sum distribution from the plan in 2004 reflecting his then 43 years of credited service under the plan.

          The present values of accumulated benefits were calculated in accordance with Statement of Financial Accounting Standards No. 35. Key actuarial assumptions used in the calculations include: (1) assumed long-term investment return of 8.0% annually; (2) the RP-2000 Mortality Table; (3) a table of probabilities of termination of employment before retirement, and (4) an assumed retirement age of 65.

                       NONQUALIFIED DEFERRED COMPENSATION

                          EXECUTIVE      REGISTRANT       AGGREGATE        AGGREGATE         AGGREGATE
                      COMPENSATION IN   CONTRIBUTIONS     EARNINGS        WITHDRAWALS/      BALANCE AT
NAME                   LAST FY ($)(1)  IN LAST FY ($)  IN LAST FY ($)  DISTRIBUTIONS ($)  LAST FY ($)(2)
----                  ---------------  --------------  --------------  -----------------  --------------
James W. Everson           35,089             0            13,499              0              383,377
Scott A. Everson           14,008             0             2,541              0               75,597

----------
(1) This amount represents deferred director fees reported as Salary in the Summary Compensation Table.

(2) Aggregate balances include amounts of contributions and earnings since the plan's inception in 1996. Contributions by each of the named executive officers were previously disclosed as compensation for the year earned.

          United Bancorp, Inc. has established a deferred compensation plan for the benefit of its directors and the directors of its subsidiary bank. Both James and Scott Everson participate in this plan in their capacity as directors, along with directors Hoopingarner, McGhee and Thomas. For more information regarding this plan, see the section of this proxy statement captioned "Director Compensation."

                     EMPLOYMENT CONTRACTS AND PAYMENTS UPON
                       TERMINATION OR "CHANGE IN CONTROL"

                         AMOUNT PAID ON      PAYMENT ON DEATH OR DISABILITY UNDER
NAME OF EXECUTIVE      CHANGE IN CONTROL   SPLIT-DOLLAR LIFE INSURANCE ARRANGEMENTS
-----------------      -----------------   ----------------------------------------
James W. Everson            $768,493                       $864,000
Scott A. Everson            $395,248                       $680,000
Randall M. Greenwood        $244,048                       $456,000
James A. Lodes              $116,825                       $420,000

          The Corporation has entered into change-in-control agreements with Messrs. James W. Everson, Scott A. Everson, Greenwood, Lodes and Assenza. The agreements provide that Mr. James W. Everson, Mr. Scott A. Everson, Mr. Greenwood, Mr. Lodes and Mr. Assenza will be entitled to a lump sum severance benefit in the event of their involuntary termination of employment (other than for cause) following a "change in control" of the Corporation, as defined in the Agreements. In the event of a change in control and the involuntary termination of employment, the agreements provide that: Mr. James W. Everson will receive a lump sum cash payment equal to 2.99 times his annual compensation; Mr. Scott A. Everson will receive a lump sum cash payment equal to 2.0 times his annual compensation; Mr. Greenwood will receive a lump sum cash payment equal to 2.0 times his annual compensation; Mr. Lodes will receive a lump sum cash payment equal to 1.0 times his annual compensation; and Mr. Assenza will receive a lump sum cash payment equal to 1.0 times his annual compensation. If a change in control had occurred as of December 31, 2007, this would have resulted in payments to the executives as shown on the above table. Also included in the table are amounts that would be payable to the executive or their estate pursuant to the Corporation's split-dollar life insurance arrangements. Benefits accrued as of December 31, 2007 for the Named Executive Officers under the Corporation's defined benefit pension and nonqualified deferred compensation plans are disclosed above under the applicable tables.

                              DIRECTOR COMPENSATION

                                                                    CHANGE IN
                                                                      PENSION
                                                                     VALUE AND
                         FEES                                      NONQUALIFIED
                       EARNED OR                   NON-EQUITY        DEFERRED       ALL OTHER
                        PAID IN      STOCK       INCENTIVE PLAN    COMPENSATION   COMPENSATION
NAME                    CASH ($)   AWARDS ($)   COMPENSATION ($)   EARNINGS ($)       ($)        TOTAL ($)
----                   ---------   ----------   ----------------   ------------   ------------   ---------
Michael J. Arciello      26,333         0               0                0               0         26,333
John M. Hoopingarner     27,591         0               0                0             320         27,911
Terry A. McGhee          22,113         0               0                0             520         22,633
Samuel J. Jones          15,007         0               0                0             376         15,383
Richard L. Riesbeck      30,368         0               0                0             566         30,934
Matthew C. Thomas        28,146         0               0                0             252         28,398

          United Bancorp compensates each director for services as a director in the following manner: each director receives an annual retainer fee of $7,500 regardless of board meeting attendance and $592 per meeting attended. Each member of the Executive Committee and Compensation Committee receives $237 for each meeting attended. The Chairman of the Audit Committee receives a annual retainer of $1,000 and $443 per Audit Committee meeting attended, while all other members of the Audit Committee receive $276 per Audit Committee meeting attended (other than those held in connection with a full meeting of the Board of Directors). Amounts indicated under the "All Other Compensation" column represent the annual economic benefit imputed to each of the respective directors under the Corporation's split dollar life insurance arrangement for the year 2007.

          United Bancorp, Inc. has also established a deferred compensation plan for the benefit of its corporate directors and the directors of its subsidiary bank. The Plan is an unfunded deferred compensation plan for tax purposes and for purposes of Title I of ERISA. Amounts deferred by directors under the Plan shall remain unrestricted assets of the Corporation, and participants have the status of general unsecured creditors of the Corporation. Any member of the Board of Directors who desires to participate in the Plan may elect for any year, on or before the 31st day of December of the preceding year, to defer all or a specified part of the fees which thereafter shall be payable to him for services in the succeeding year. Additionally, such an election may be made at any time within thirty (30) days following the date on which a person is elected to the Board of Directors if such person was not a member of the Board on the preceding December 31st, provided that such election shall apply only for fees earned for services performed subsequent to the election for such calendar year. A Director may also make such an election within thirty (30) days following adoption of the Plan by such subsidiary of United Bancorp, Inc. which had not previously participated in the Plan, provided that such election shall apply only for fees earned for services performed subsequent to the election for such calendar year. At least annually a Director's account balances or credits shall be deemed to be invested in United Bancorp, Inc. Common Stock and the Director's account shall be credited with any subsequent dividends with respect to the Common Stock credited to his or her account.

          When a participating Director ceases to be a member of the Board, the Corporation shall pay him or her in equal annual installments or at his irrevocable election, in one lump sum, the aggregate number of shares of United Bancorp, Inc. Common Stock, (including, without limitation shares deemed to be acquired through reinvested dividends) that are credited to his or her account as of the close of business on the date of the termination of his membership on the Board, together with any cash account balance which has not yet been deemed invested in United Bancorp, Inc. Common Stock. The annual installment payment option shall be over a period not to exceed ten years.

          Amounts deferred by participating non officer directors during 2007 are indicated in the table below.

NAME                   DIRECTOR COMPENSATION IN LAST FY ($)
----                   ------------------------------------
John M. Hoopingarner                   5,518
Samuel J. Jones                        3,752
Terry A. McGhee                       11,056
Matthew C. Thomas                      5,629

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS.

          In 2007 the Compensation Committee members were Matthew C. Thomas, Chairman, John M. Hoopingarner and Terry A. McGhee. All members of the compensation committee are independent directors, and none of them are present or past employees or officers of the Corporation or any of its subsidiaries. No member of the compensation committee has had any relationship with the Corporation requiring disclosure under Item 404 of Regulation S-K under the Exchange Act. During the past year, certain directors and officers, including members of the Compensation Committee, and one or more of their associates may have been customers of and had business transactions with United Bancorp's subsidiary banks. All loans included in such transactions were made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the same time for comparable transactions with other persons, and did not involve more than normal risk of collectibility or present other unfavorable features. It is expected that similar transactions will occur in the future. Mr. James W. Everson, Chief Executive Officer of the Corporation, does not participate in any deliberations or decisions regarding his own compensation. During 2007, no executive officers of the Corporation served on any board or compensation committee of any other entity that has an executive officer which serves on our board or compensation committee.

                              CERTAIN TRANSACTIONS

          United Bancorp has engaged and intends to continue to engage in the lending of money through its subsidiary bank to several of its Directors, executive officers and corporations or other entities in which they may own a controlling interest. The loans to such persons (i) were made in the ordinary course of business, (ii) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and (iii) did not involve more than a normal risk of collectibility or present other unfavorable features. Except for the specific transactions described above no director, executive officer or beneficial owner of more than five percent of the Corporation's outstanding voting securities (or any member of their immediate families) engaged in any transaction with the Corporation during 2007 in which the amount involved exceeded $120,000.

          It is customary and routine for directors, officers and employees of community banks and their spouses, family members and associates to do business with their community bank. Such a relationship, including routine banking business, is viewed as beneficial to the Corporation and is encouraged, so long as such relationships are fair and reasonable to the Corporation and are entered into upon terms and conditions generally available to the public, or similar to that which could be obtained from an independent third party. In that regard, pursuant to the Corporation's Code of Ethics and business Conduct, United Bancorp may do business and have financial dealings with directors, officers and employees and their respective spouses, family members and associates provided either of the following criteria are satisfied:

          - such business or financial dealings involve United Bancorp's subsidiary bank or any other financial services subsidiary providing banking or financial services to such person in the ordinary course of business upon terms and conditions generally available to the public, to the extent such arrangements are made in compliance with all applicable banking and securities laws and regulations; or

          - the terms and conditions of such relationship have been presented to and approved by the Audit Committee of United Bancorp's Board of Directors, including any "related party transaction" requiring disclosure in United Bancorp's annual meeting proxy statement. In the event any member of the Audit Committee, any entity controlled by such member, or any associate or family member of such member, proposes to provide products or services to the Corporation, such member must recuse him or herself from the discussion and decision about the appropriateness of such arrangement.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

          Section 16 of the Securities Exchange Act of 1934 requires United Bancorp's executive officers, directors and more than ten percent shareholders ("Insiders") to file with the Securities and Exchange Commission and United Bancorp reports of their ownership of United Bancorp securities. During 2007, Norman F. Assenza, a Vice President of the Corporation, was late in filing one
Section 16 report regarding one sale transaction. Based upon written representations and copies of reports furnished to United Bancorp by Insiders, all other Section 16 reporting requirements applicable to Insiders during 2007 were satisfied on a timely basis.

                  SHAREHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

PROPOSALS FOR INCLUSION IN PROXY MATERIALS

          Shareholders may submit proposals appropriate for shareholder action at the Corporation's Annual Meeting consistent with the regulations of the Securities and Exchange Commission. For proposals to be considered for inclusion in the Proxy Statement for the 2009 Annual Meeting, they must be received by the Corporation no later than November 20, 2008. Such proposals should be directed to United Bancorp, Inc., Attention: Chief Executive Officer, 201 South Fourth Street, Martins Ferry, Ohio 43935.

PROPOSALS OTHER THAN FOR INCLUSION IN PROXY MATERIALS

          Pursuant to the Corporation's Code of Regulations, if the Corporation provides less than 25 days' prior notice of the 2009 Annual Meeting date, the latest possible cut-off for any shareholder to propose any matter to be acted upon at the 2009 Annual Meeting of Shareholders is the close of business on the 10th day following the day on which such notice of the date of the meeting is mailed. Otherwise, in order to be timely, a shareholder's notice must be delivered to the principal executive officers of the Corporation not less than 25 days prior to the meeting date. If notice has not been provided by these respective dates, the business may not be considered at the Annual Meeting. The proxy cards delivered in connection with next year's Annual Meeting will confer discretionary voting authority, to be exercised in the judgment of the Corporation's Board of Directors, with respect to any shareholder proposal received less than 45 days prior to the anniversary of the mailing date of this year's proxy materials, which deadline will fall on or around February 4, 2008. The Corporation also retains its authority to discretionarily vote proxies with respect to shareholder proposals received after November 27, 2007 but prior to February 4, 2008, unless the proposing shareholder takes the necessary steps outlined in Rule 14a-4(c)(2) under the Securities Exchange Act of 1934 to ensure the proper delivery of proxy materials related to the proposal.

DIRECTOR NOMINATIONS

          In order to make a director nomination at a shareholder meeting, it is necessary that you notify United Bancorp not less than 40 days nor more than 60 days prior to the date of the meeting. In addition, the notice must meet all other requirements contained in the Corporation's Code of Regulations.

                              SELECTION OF AUDITORS

          For the fiscal year ended December 31, 2007, BKD, LLP ("BKD") served the Corporation as independent auditor. On July 10, 2007, the Audit Committee of the Corporation's Board of Directors, upon authority delegated to it by the Board of Directors, engaged BKD to replace Grant Thornton as the Corporation's independent registered public accountant. The change in accounting firm was due to BKD acquiring Grant Thornton's Cincinnati Ohio financial services practice in 2007. Grant Thornton's reports on the consolidated financial statements of the Corporation for each of the fiscal years ended December 31, 2005 and December 31, 2006, contained no adverse opinions or disclaimers of opinion, and none were qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 2005 and December 31, 2006, and the subsequent interim period through July 10, 2007, there were no disagreements between the Corporation and Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton, would have caused it to make reference to the subject matter of the disagreement in connection with its reports. During the fiscal years ended December 31, 2004, December 31, 2005 and December 31, 2006, and the subsequent interim period through July 10, 2007, there were no reportable events as defined in Item 304 (a)(1)(v) of SEC Regulation S-K.

          The Audit Committee has retained BKD as United Bancorp's independent auditor for fiscal year 2008. We expect representatives of BKD to be present at the Annual Meeting with the opportunity to make statements if they so desire and to be available to respond to appropriate questions raised at the Annual Meeting.

                                 OTHER BUSINESS

          Management is not aware of any other matter which may be presented for action at the meeting other than the matters set forth herein. Should any matter other than those set forth herein be presented for a vote of the shareholders, the proxy in the enclosed form directs the persons voting such proxy to vote in accordance with their judgment.

                          ANNUAL REPORT TO SHAREHOLDERS

          United Bancorp's Annual Report for its fiscal year ended December 31, 2007 accompanies this Proxy Statement but is not part of our proxy soliciting material. Shareholders may obtain a copy of the Corporation's annual report on Form 10-K, including financial statements and the notes thereto, required to be filed with the Commission pursuant to SEC Rule 13a-1 for the Corporation's most recent fiscal year by submitting a written request to Randall M. Greenwood, Corporate Secretary, United Bancorp, Inc., 201 South 4th Street, Martins Ferry, Ohio. You may also request additional copies of our most recent Annual Report to Shareholders by submitting a written request to Mr. Greenwood's attention. A library of United Bancorp's annual reports can be accessed on the Corporation's website at www.unitedbancorp.com.

            DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS

          The Securities and Exchange Commission has adopted rules that allow us to deliver a single annual report, proxy statement, proxy statement combined with a prospectus, or any information statement to any household at which two or more shareholders reside who share the same last name or whom we believe to be members of the same family. This is known as "householding."

          If you share the same last name and address with one or more shareholders, from now on, unless we receive contrary instructions from you (or from one of these other shareholders), you and all other shareholders who share your home address will receive only one copy of any of our annual report, proxy statement for our Annual Meeting of Stockholders, proxy statement we file and deliver in connection with any other meeting of shareholders, proxy statement combined with a prospectus or information statement. We will include with the household materials for our annual meetings, or any other shareholders' meeting, a separate proxy card for each registered shareholder located at your home address.

          If you do not wish to participate in the householding program, please contact our transfer agent, American Stock Transfer & Trust Company, at 1-800-937-5449 to "opt-out" or revoke your consent. If you "opt-out" or revoke your consent to householding, each primary account holder residing at your address will receive individual copies of the Corporation's proxy statement, annual report and other future shareholder mailings.

          If you do not object to householding, (1) you are agreeing that your household will only receive one copy of future Corporation shareholder mailings, and (2) your consent will be implied and householding will start 60 days after the mailing of this notice, to the extent you have not previously consented to participation in the householding program. Your affirmative or implied consent to householding will remain in effect until you revoke it. The Corporation shall begin sending individual copies of applicable shareholder communications subject to householding rules to a security holder within 30 days after revocation by the shareholder of prior affirmative or implied consent. Your participation in the householding program is encouraged. It will reduce the volume of duplicate information received at your household as well as the cost to us of preparing and mailing duplicate materials.

          Additionally, any shareholders sharing an address who continue to receive, for whatever reason, multiple copies of shareholder materials, and who would like to receive a single copy of such materials in the future, may do so by directing their request to our transfer agent in the manner provided above.

          Most banks and brokers are delivering only one copy of the annual report and proxy statement to consenting street-name stockholders (you own shares in the name of a bank, broker or other holder of record on the books of our transfer agent) who share the same address. Those street-name stockholders who wish to receive separate copies may do so by contacting their bank or broker or other holder of record.

          WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY FORM AS PROMPTLY AS POSSIBLE OR VOTE VIA PHONE OR INTERNET WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON.

EXHIBIT A

                              UNITED BANCORP, INC.
                            2008 STOCK INCENTIVE PLAN

                                    ARTICLE 1

                      General Purpose of Plan; Definitions

1.1 Name and Purposes. The name of this Plan is the United Bancorp, Inc. 2008 Stock Incentive Plan. The purpose of this Plan is to enable United Bancorp, Inc. and its Affiliates to: (i) attract and retain skilled and qualified directors, officers and key employees who are expected to contribute to the Company's success by providing long-term incentive compensation opportunities competitive with those made available by other companies;
     (ii) motivate participants to achieve the long-term success and growth of the Company; (iii) facilitate ownership of shares of the Company; and (iv) align the interests of the participants with those of the Company's shareholders.

1.2 Certain Definitions. Unless the context otherwise indicates, the following words used herein shall have the following meanings whenever used in this instrument:

          (a) "Affiliate" means any corporation, partnership, joint venture or other entity, directly or indirectly, through one or more intermediaries, controlling, controlled by, or under common control with the Company, as determined by the Board of Directors in its discretion.

          (b) "Award" means any grant under this Plan of a Stock Option, Stock Appreciation Right, Restricted Share, Restricted Share Unit or Performance Share to any Plan participant.

          (c) "Board of Directors" means the Board of Directors of the Company, as constituted from time to time.

          (d) "Cause" with respect to an employee of the Company or any affiliate of the Company means and is limited to (a) criminal dishonesty, (b) refusal to perform duties on an exclusive and substantially full-time basis, (c) refusal to act in accordance with any specific substantive instructions given by the Company or any affiliate of the Company with respect to performance of duties normally associated with such employee's position, or (d) engaging in conduct which could be materially damaging to the Company or any affiliate of the Company without a reasonable good faith belief that such conduct was in the best interest of the Company or any affiliate of the Company.

          (e) "Code" means the Internal Revenue Code of 1986, as amended, and any lawful regulations or guidance promulgated thereunder. Whenever reference is made to a specific Internal Revenue Code section, such reference shall be deemed to be a reference to any successor Internal Revenue Code section or sections with the same or similar purpose.

          (f) "Committee" means the committee administering this Plan as provided in Section 2.1.

          (g) "Common Shares" mean the common shares no par value per share, of the Company.

          (h) "Company" means United Bancorp, Inc., a corporation organized under the laws of the State of Ohio and, except for purposes of determining whether a Change in Control has occurred, any corporation or entity that is a successor to United Bancorp, Inc. or substantially all of the assets of United Bancorp, Inc. and that assumes the obligations of United Bancorp, Inc. under this Plan by operation of law or otherwise.

          (i) "Date of Grant" means the date on which the Committee grants an Award.

          (j) "Director" means a member of the Board of Directors.

          (k)"Disability" means the person (a) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, (b) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than 3 months under an accident and health plan of the Company or an affiliate covering the person, or (c) has been determined to be totally disabled by the United States Social Security Administration.

          (l) "Eligible Participant" is defined in Article 4.

          (m) "Exchange Act" means the Securities Exchange Act of 1934, as amended, and any lawful regulations or guidance promulgated thereunder.

          (n) "Exercise Price" means the purchase price of a Share pursuant to a Stock Option, or the exercise price per Share related to a Stock Appreciation Right.

          (o) "Fair Market Value" means the closing price of a Share as reported on The Nasdaq Stock Market, or, if applicable, on any national securities exchange or automated quotation system on which the Common Shares are principally traded: (i) on the date for which the determination of Fair Market Value is made, or (ii) if the closing price is not yet known as of such date then the date prior to that, or, (iii) if there are no sales of Common Shares on such date, then on the most recent immediately preceding date on which there were any sales of Common Shares. If the Common Shares are not, or cease to be, traded on The Nasdaq Stock Market or any national securities exchange or automated quotation system, the "Fair Market Value" of Common Shares shall be determined pursuant to a reasonable valuation method prescribed by the Committee. Notwithstanding the foregoing, as of any date, the "Fair Market Value" of Common Shares shall be determined in a manner consistent with Code
Section 409A and the guidance then-existing thereunder. In addition, "Fair Market Value" with respect to ISOs and related SARs shall be determined in accordance with Section 6.2(f).

          (p) "Incentive Stock Option" and "ISO" mean a Stock Option that is identified as such and which is intended to meet the requirements of Section 422 of the Code.

          (q) "Non-Qualified Stock Option" and "NQSO" mean a Stock Option that:
(i) is governed by Section 83 of the Code; and (ii) is not intended to meet the requirements of Section 422 of the Code.

          (r) "Outside Director" means a nonemployee Director. In addition, at all times during which the Company is subject to the reporting requirements of the Exchange Act, "Outside Director means a nonemployee Director who meets the definitions of the terms "outside director" set forth in Section 162(m) of the Code, "independent director" set forth in The Nasdaq Stock Market rules, and "non-employee director" set forth in Rule 16b-3, or any successor definitions adopted by the Internal Revenue Service, The Nasdaq Stock Market and Securities and Exchange Commission, respectively, and similar requirements under any other applicable laws and regulations.

          (s) "Parent" means any corporation which qualifies as a "parent corporation" of the Company under Section 424(e) of the Code.

          (t) "Performance Shares" is defined in Article 9.

          (u) "Performance Period" is defined in Section 9.2.

          (v) "Plan" means this United Bancorp, Inc. 2008 Stock Incentive Plan, as amended from time to time.

          (w) "Restricted Share Units" is defined in Article 8.

          (x) "Restricted Shares" is defined in Article 8.

          (y) "Rule 16b-3" is defined in Article 16.

          (z) "Section 162(m) Person" means, for any taxable year, a person who is a "covered employee" within the meaning of Section 162(m)(3) of the Code.

          (aa) "Share" or "Shares" mean one or more of the Common Shares.

          (bb) "Shareholder" means an individual or entity that owns one or more Shares.

          (cc) "Stock Appreciation Rights" and "SARs" mean any right to receive the appreciation in Fair Market Value of a specified number of Shares over a specified Exercise Price pursuant to an Award granted under Article 7.

          (dd) "Stock Option" means any right to purchase a specified number of Shares at a specified price which is granted pursuant to Article 5 and may be an Incentive Stock Option or a Non-Qualified Stock Option.

          (ee) "Stock Power" means a power of attorney executed by a participant and delivered to the Company which authorizes the Company to transfer ownership of Restricted Shares, Performance Shares or Common Shares from the participant to the Company or a third party.

          (ff) "Subsidiary" means any corporation which qualifies as a "subsidiary corporation" of the Company under Section 424(f) of the Code.

          (gg) "Vested" means, with respect to a Stock Option, that the time has been reached when the option to purchase Shares first becomes exercisable; and with respect to a Stock Appreciation Right, when the Stock Appreciation Right first becomes exercisable for payment; with respect to Restricted Shares, when the Shares are no longer subject to forfeiture and restrictions on transferability; with respect to Restricted Share Units and Performance Shares, when the units or Shares are no longer subject to forfeiture and are converted to Shares. The words "Vest" and "Vesting" have meanings correlative to the foregoing.

                                    ARTICLE 2

                                 Administration

2.1 Authority and Duties of the Committee.

          (a) The Plan shall be administered by a Committee of at least three Directors who are appointed by the Board of Directors. Unless otherwise determined by the Board of Directors, the Compensation Committee of the Board of Directors (or any subcommittee thereof) shall serve as the Committee, and all of the members of the Committee shall be Outside Directors. Notwithstanding the requirement that the Committee consist exclusively of Outside Directors, no action or determination by the Committee or an individual then considered to be an Outside Director shall be deemed void because a member of the Committee or such individual fails to satisfy the requirements for being an Outside Director, except to the extent required by applicable law.

          (b) The Committee has the power and authority to grant Awards pursuant to the terms of this Plan to Eligible Participants. The Committee may, at any time and from time to time, at the request of a Participant or at the discretion of the Committee, designate that a portion of such Participant's compensation otherwise payable in cash be payable in Common Shares, Options or SARs. The Committee shall have the sole discretion to determine the value of the Common Shares, Options, or SARs so payable and the terms and conditions under which such Common Shares shall be issued or such Options or SARs shall be granted.

          (c) The Committee has the sole and exclusive authority, subject to any limitations specifically set forth in this Plan, to:

     (i)  select the Eligible Participants to whom Awards are granted;

     (ii) determine the types of Awards granted and the timing of such Awards;

     (iii) determine the number of Shares to be covered by each Award granted hereunder;

     (iv) determine whether an Award is, or is intended to be, "performance-based compensation" within the meaning of Section 162(m) of the Code;

     (v) determine the other terms and conditions, not inconsistent with the terms of this Plan, of any Award granted hereunder; such terms and conditions include, but are not limited to, the Exercise Price, the time or times when Options or Stock Appreciation Rights may be exercised (which may be based on performance objectives), any Vesting, acceleration or waiver of forfeiture restrictions, any performance criteria (including any performance criteria as described in Section 162(m)(4)(C) of the Code) applicable to an Award, and any restriction or limitation regarding any Option or Stock Appreciation Right or the Common Shares relating thereto, based in each case on such factors as the Committee, in its sole discretion, shall determine;

     (vi) determine whether any conditions or objectives related to Awards have been met, including any such determination required for compliance with Section 162(m) of the Code;

     (vii) subsequently modify or waive any terms and conditions of Awards, not inconsistent with the terms of this Plan;

     (viii) adopt, alter and repeal such administrative rules, guidelines and practices governing this Plan as it deems advisable from time to time;

     (ix) promulgate such administrative forms as it from time to time deems necessary or appropriate for administration of the Plan;

     (x) construe, interpret, administer and implement the terms and provisions of this Plan, any Award and any related agreements;

     (xi) correct any defect, supply any omission and reconcile any inconsistency in or between the Plan, any Award and any related agreements;

     (xii) prescribe any legends to be affixed to certificates representing Shares or other interests granted or issued under the Plan; and

     (xii) otherwise supervise the administration of this Plan.

          (d) All decisions made by the Committee pursuant to the provisions of this Plan are final and binding on all persons, including the Company, its shareholders and participants, but may be made by their terms subject to ratification or approval by, the Board of Directors, another committee of the Board of Directors or shareholders.

          (e) The Company shall furnish the Committee with such clerical and other assistance as is necessary for the performance of the Committee's duties under the Plan.

2.2 Delegation of Duties. The Committee may delegate ministerial duties to any other person or persons, and it may employ attorneys, consultants, accountants or other professional advisers for purposes of plan administration at the expense of the Company. The power to delegate provided for herein does not include the power to grant an Award.

2.3 Limitation of Liability. Members of the Board of Directors, members of the Committee and Company employees who are their designees acting under this Plan shall be fully protected in relying in good faith upon the advice of counsel and shall incur no liability except for gross or willful misconduct in the performance of their duties hereunder.

                                    ARTICLE 3

                              Stock Subject to Plan

     3.1 Total Shares Limitation. Subject to the provisions of this Article, the maximum number of Shares that may be issued or transferred under this Plan, shall not exceed in the aggregate 500,000 Common Shares, which may be treasury or authorized but unissued Shares.

     3.2 Participant Limitation. The aggregate number of Shares underlying Awards granted under this Plan to any participant in any fiscal year (including but not limited to Awards of Stock Options and SARs), regardless of whether such Awards are thereafter canceled, forfeited or terminated, shall not exceed 25,000 Shares. The foregoing annual limitation is intended to include the grant of all Awards, including but not limited to, Awards representing "performance-based compensation" as described in Section 162(m)(4)(C) of the Code.

     3.3 Awards Not Exercised; Effect of Receipt of Shares. If any outstanding Award, or portion thereof, expires, or is terminated, canceled or forfeited, the Shares that would otherwise be issuable or released from restrictions with respect to the unexercised or non-Vested portion of such expired, terminated, canceled or forfeited Award shall be available for subsequent Awards under this Plan. If the Exercise Price of an Award is paid in Shares, the Shares received by the Company in connection therewith shall not be added to the maximum aggregate number of Shares which may be issued under Section 3.1.

     3.4 Dilution and Other Adjustments. In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, redesignation, reclassification, merger, consolidation, liquidation, split-up, reverse split, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan, then the Committee shall, in such manner as it deems equitable, adjust any or all of (i) the number and type of Shares (or other securities or other property) which thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards, (iii) the limitations set forth above and (iv) the purchase or exercise price or any performance objective with respect to any Award; provided, however, that the number of Shares or other securities covered by any Award or to which such Award relates is always a whole number. Notwithstanding the foregoing, the foregoing adjustments shall be made in compliance with: (i) Sections 422 and 424 of the Code with respect to ISOs; (ii) Treasury Department Regulation Section 1.424-1 (and any successor) with respect to NQSOs, applied as if the NQSOs were ISOs; (iii) Section 409 A of the Code, to the extent necessary to avoid its application or avoid adverse tax consequences thereunder; and (iv) Section 162(m) of the Code with respect to Awards granted to Section 162(m) Persons that are intended to be "performance-based compensation," unless specifically determined otherwise by the Committee. In applying the provisions of this Section 3.4, the Committee shall lack discretion with respect to any adjustment which is required to prevent enlargement or dilution of rights under any Award and shall promptly make such adjustments as are required to prevent an enlargement or dilution of rights.

                                    ARTICLE 4

                                  Participants

     4.1 Eligibility. Directors, Officers and all other key employees of the Company or any of its Affiliates (each an "Eligible Participant") who are selected by the Committee in its sole discretion are eligible to participate in this Plan.

     4.2 Award Agreements. Awards shall be evidenced by a written agreement in a form prescribed by the Committee (hereinafter "Award Agreement"). Execution of an Award Agreement shall constitute the participant's irrevocable agreement to, and acceptance of, the terms and conditions of the Award set forth in such agreement and of the terms and conditions of the Plan applicable to such Award. Award Agreements may differ from time to time and from participant to participant.

                                    ARTICLE 5

                               Stock Option Awards

     5.1 Option Grant. Each Stock Option granted under this Plan will be evidenced by minutes of a meeting, or by a unanimous written consent without a meeting, of the Committee and by an Award Agreement dated as of the Date of Grant and executed by the Company and by the appropriate participant.

     5.2 Terms and Conditions of Grants. Stock Options granted under this Plan are subject to the following terms and conditions and may contain such additional terms, conditions, restrictions and contingencies with respect to exercisability and/or with respect to the Shares acquired upon exercise as may be provided in the relevant agreement evidencing the Stock Options, so long as such terms and conditions are not inconsistent with the terms of this Plan, as the Committee deems desirable:

     (a) Exercise Price. Subject to Section 3.4, the Exercise Price shall never be less than 100% of the Fair Market Value of the Shares on the Date of Grant. If a variable Exercise Price is specified at the time of grant, the Exercise Price may vary pursuant to a formula or other method established by the Committee; provided, however, that such formula or method will provide for a minimum Exercise Price equal to the Fair Market Value of the Shares on the Date of Grant. Except as otherwise provided in Section 3.4, no subsequent amendment of an outstanding Stock Option may reduce the Exercise Price to less than 100% of the Fair Market Value of the Shares on the Date of Grant. Nothing in this
Section 5.2(a) shall be construed as limiting the Committee's authority to grant premium price Stock Options which do not become exercisable until the Fair Market Value of the underlying Shares exceeds a specified percentage (e.g., 110%) of the Exercise Price; provided, however, that such percentage will never be less than 100%.

     (b) Option Term. Any unexercised portion of a Stock Option granted hereunder shall expire at the end of the stated term of the Stock Option. The Committee shall determine the term of each Stock Option at the time of grant, which term shall not exceed 10 years from the Date of Grant. The Committee may extend the term of a Stock Option, in its discretion, but not beyond the date immediately prior to the tenth anniversary of the original Date of Grant. If a definite term is not specified by the Committee at the time of grant, then the term is deemed to be 10 years. Nothing in this Section 5.2(b) shall be construed as limiting the Committee's authority to grant Stock Options with a term shorter than 10 years.

     (c) Vesting. Stock Options, or portions thereof, are exercisable at such time or times as determined by the Committee in its discretion at or after grant. The Committee may provide that a vesting schedule shall be specified in an Award Agreement. If the Committee provides that any Stock Option becomes Vested over a period of time or upon performance events, in full or in installments, the Committee may waive or accelerate such Vesting provisions at any time. Unless otherwise determined by the Committee in connection with the grant and set forth in the Award Agreement, all unvested Stock Options shall immediately vest upon the

          Death or Disability of the holder.

     (d) Method of Exercise. Vested portions of any Stock Option may be exercised in whole or in part at any time during the option term by giving written notice of exercise to the Company specifying the number of Shares to be purchased. The notice must be given by or on behalf of a person entitled to exercise the Stock Option, accompanied by payment in full of the Exercise Price, along with any tax withholding pursuant to Article 15. Subject to the approval of the Committee, the Exercise Price may be paid:

     (i)  in cash in any manner satisfactory to the Committee;

     (ii) by tendering (by either actual delivery of Shares or by attestation) unrestricted Shares that have been owned for at least six months on the date of exercise by the person entitled to exercise the Stock Option having an aggregate Fair Market Value on the date of exercise equal to the Exercise Price applicable to such Stock Option exercise, and, with respect to the exercise of NQSOs, including restricted Shares;

     (iii) by a combination of cash and unrestricted Shares that are owned on the date of exercise by the person entitled to exercise the Stock Option; and

     (iv) by another method permitted by law and affirmatively approved by the Committee which assures full and immediate payment or satisfaction of the Exercise Price, which may include broker assisted cashless exercise.

     The Committee may withhold its approval for any method of payment for any reason, in its sole discretion, including but not limited to concerns that the proposed method of payment will result in adverse financial accounting treatment, adverse tax treatment for the Company or a participant or a violation of any law applicable to the Company from time to time, and related regulations and guidance.

     If the Exercise Price of an NQSO is paid by tendering Restricted Shares, then the Shares received upon the exercise will contain restrictions that are no less restrictive then the Restricted Shares so tendered.

     (e) Form. Unless the grant of a Stock Option is expressly designated at the time of grant as an ISO, it is deemed to be an NQSO. ISOs are subject to the additional terms and conditions in Article 6.

     (f) Special Limitations on Stock Option Awards. Unless an Award Agreement approved by the Committee provides otherwise, Stock Options awarded under this Plan are intended to meet the requirements for exclusion from coverage under Code Section 409A and applicable Treasury regulations and all Stock Option Awards shall be construed and administered accordingly.

     5.3 Termination of Grants Prior to Expiration. Subject to Article 6 with respect to ISOs, if the employment of an optionee with the Company or its Affiliates terminates for any reason, all unexercised Stock Options may be exercised only in accordance with rules established by the Committee or as specified in the relevant agreement evidencing the Stock Options. Such rules may provide, as the Committee deems appropriate, for the expiration, continuation (but only to the originally scheduled expiration date), or acceleration of the vesting of all or part of the Stock Options.

                                    ARTICLE 6

               Special Rules Applicable to Incentive Stock Options

     6.1 Eligibility. Notwithstanding any other provision of this Plan to the contrary, an ISO may only be granted to full or part-time employees (including officers) of the Company or of an Affiliate, provided that the Affiliate is a Parent or Subsidiary.

     6.2 Special ISO Rules.

          (a) Term. No ISO may be exercisable on or after the tenth anniversary of the Date of Grant, and no ISO may be granted under this Plan on or after the tenth anniversary of the effective date of this Plan.

          (b) Ten Percent Shareholder. No grantee may receive an ISO under this Plan if such grantee, at the time the Award is granted, owns (after application of the rules contained in Section 424(d) of the Code) equity securities possessing more than 10% of the total combined voting power of all classes of equity securities of the Company, its Parent or any Subsidiary, unless (i) the option price for such ISO is at least 110% of the Fair Market Value of the Shares as of the Date of Grant, and (ii) such ISO is not exercisable on or after the fifth anniversary of the Date of Grant.

          (c) Limitation on Grants. The aggregate Fair Market Value (determined with respect to each ISO at the time of grant) of the Shares with respect to which ISOs are exercisable for the first time by a grantee during any calendar year (under this Plan or any other plan adopted by the Company or its Parent or its Subsidiary) shall not exceed $100,000. Unless otherwise set forth in an Award Agreement, if such aggregate Fair Market Value shall exceed $100,000, such number of ISOs as shall have an aggregate Fair Market Value equal to the amount in excess of $100,000 shall be treated as NQSOs.

          (d) Non-Transferability. Notwithstanding any other provision herein to the contrary, no ISO granted hereunder (and, if applicable, related Stock Appreciation Right) may be transferred except by will or by the laws of descent and distribution, nor may such ISO (or related Stock Appreciation Right) be exercisable during a grantee's lifetime other than by him (or his guardian or legal representative to the extent permitted by applicable law).

          (e) Termination of Employment. No ISO may be exercised more than three months following termination of employment for any reason (including retirement) other than death or Disability, nor more than one year following termination of employment for the reason of death or Disability (as defined in Section 422 of the Code). If the Award Agreement for an ISO permits exercise after such date such option will no longer qualify as an ISO and shall thereafter be, and receive the tax treatment applicable to, an NQSO. For this purpose, a termination of employment is cessation of employment such that no employment relationship exists between the participant and the Company, a Parent or a Subsidiary.

          (f) Fair Market Value. For purposes of any ISO granted hereunder (or, if applicable, related Stock Appreciation Right), the Fair Market Value of Shares shall be determined in the manner required by Section 422 of the Code and any Treasury regulations thereunder.

          6.3 Subject to Code Amendments. The foregoing limitations are designed to comply with the requirements of Section 422 of the Code and shall be automatically amended or modified to comply with amendments or modifications to
Section 422 of the Code. Any ISO which fails to comply with Section 422 of the Code is automatically treated as an NQSO appropriately granted under this Plan provided it otherwise meets the Plan's requirements for NQSOs.

                                    ARTICLE 7

                            Stock Appreciation Rights

     7.1 SAR Grant and Agreement. Stock Appreciation Rights (including SOSARs with the meaning set forth below) may be granted under this Plan and each SAR granted under this Plan will be evidenced by minutes of a meeting, or by a unanimous written consent without a meeting, of the Committee and by an Award Agreement dated as of the Date of Grant and executed by the Company and by the appropriate participant.

          (a) Term. Any unexercised portion of a Stock Appreciation Right granted hereunder shall expire at the end of the stated term of the Stock Appreciation Right. The Committee shall determine the term of each Stock Appreciation Right at the time of grant, which term shall not exceed ten years from the Date of Grant. The Committee may extend the term of a Stock Appreciation Right, in its discretion, but not beyond the date immediately prior to the tenth anniversary of the original Date of Grant. If a definite term is not specified by the Committee at the time of grant, then the term is deemed to be ten years.

          (b) Vesting. A Stock Appreciation Right is exercisable, in whole or in part, at such time or times as determined by the Committee at or after the time of grant. Unless otherwise determined by the Committee in connection with the grant and set forth in the Award Agreement, all unvested Stock Appreciation Rights shall immediately vest upon the Death or Disability of the holder.

          (c) Exercise Price. Subject to Section 3.4, the Exercise Price of a Stock Appreciation Right will never be less than 100% of the Fair Market Value of the related Shares on the Date of Grant. If a variable Exercise Price is specified at the time of grant, the Exercise Price may vary pursuant to a formula or other method established by the Committee; provided, however, that such formula or method will provide for a minimum Exercise Price equal to the Fair Market Value of the Shares on the Date of Grant. Except as otherwise provided in Section 3.4, no subsequent amendment of an outstanding Stock Appreciation Right may reduce the Exercise Price to less than 100% of the Fair Market Value of the Shares on the Date of Grant. Nothing in this Section 7.3(c) shall be construed as limiting the Committee's authority to grant premium price Stock Appreciation Rights which do not become exercisable until the Fair Market Value of the related Shares exceeds a specified percentage (e.g., 110%) of the Exercise Price; provided, however, that such percentage will never be less than 100%.

          (d) Method of Exercise. A Stock Appreciation Right may be exercised in whole or in part during the term by giving written notice of exercise to the Company specifying the number of Shares in respect of which the Stock Appreciation Right is being exercised. The notice must be given by or on behalf of a person entitled to exercise the Stock Appreciation Right. Upon the exercise of a Stock Appreciation Right, subject to satisfaction of the tax withholding requirements pursuant to Article 15, the holder of the Stock Appreciation Right is entitled to receive Shares or cash as specified in the original Award Agreement (as set forth below) equal in value to the excess of the Fair Market Value of a Share on the exercise date over the Exercise Price of the SAR multiplied by the number of Stock Appreciation Rights being exercised. At any time the Fair Market

Value of a Share on a proposed exercise date does not exceed the Exercise Price of the SAR, the holder of the Stock Appreciation Right shall not be permitted to exercise such right.

     (i) Stock Appreciation Right designated as a Stock Only Stock Appreciation Right ("SOSAR") in the original Award Agreement. With respect to an Award designated by the Company in the original Award Agreement as a SOSAR, the holder shall be entitled to receive only Shares of the Company upon exercise.

     (ii) All Other Stock Appreciation Rights. With respect to all other Awards the holder shall be entitled to the cash or other property set forth in the Award Agreement.

          (e) Early Termination Prior to Expiration. If the employment of an optionee with the Company or its Affiliates terminates for any reason, all unexercised Stock Appreciation Rights may be exercised only in accordance with rules established by the Committee or as specified in the relevant agreement evidencing such Stock Appreciation Rights. Such rules may provide, as the Committee deems appropriate, for the expiration, continuation (but only to the originally scheduled expiration date), or acceleration of the vesting of all or part of such Stock Appreciation Rights.

     7.2 Other Terms and Conditions of SAR Grants. Stock Appreciation Rights are subject to such other terms and conditions, not inconsistent with the provisions of this Plan, as are determined from time to time by the Committee.

     7.3 Special Limitations on SAR Awards. Unless an Award Agreement approved by the Committee provides otherwise, Stock Appreciation Rights awarded under this Plan are intended to meet the requirements for exclusion from coverage under Code Section 409A and applicable Treasury regulations and all Stock Appreciation Rights Awards shall be construed and administered accordingly.

                                    ARTICLE 8

                Restricted Share and Restricted Share Unit Awards

     8.1 Restricted Share Grants and Agreements. Restricted Share Awards consist of Shares which are issued by the Company to a participant at no cost or at a purchase price determined by the Committee which may be below their Fair Market Value but which are subject to forfeiture and restrictions on their sale or other transfer by the participant. Each Restricted Share Award granted under this Plan will be evidenced by minutes of a meeting, or by a unanimous written consent without a meeting, of the Committee and by an Award Agreement dated as of the Date of Grant and executed by the Company and by the participant. The timing of Restricted Share Awards and the number of Shares to be issued (subject to Section 3.2) are to be determined by the Committee in its discretion. By accepting a grant of Restricted Shares, the participant consents to any tax withholding as provided in Article 15.

     8.2 Terms and Conditions of Restricted Share Grants. Restricted Shares granted under this Plan are subject to the following terms and conditions, which, except as otherwise provided herein, need not be the same for each participant, and may contain such additional terms, conditions, restrictions and contingencies not inconsistent with the terms of this Plan and any operative employment or other agreement, as the Committee deems desirable:

          (a) Purchase Price. The Committee shall determine the prices, if any, at which Restricted Shares are to be issued to a participant, which may vary from time to time and from participant to participant and which may be below the Fair Market Value of such Restricted Shares at the Date of Grant.

          (b) Restrictions. All Restricted Shares issued under this Plan will be subject to such restrictions as the Committee may determine, which may include, without limitation, the following:

          (i) a prohibition against the sale, transfer, pledge or other encumbrance of the Restricted Shares, such prohibition to lapse at such time or times as the Committee determines (whether in installments or otherwise, but subject to the Change in Control provisions in Article 11);

          (ii) a requirement that the participant forfeit such Restricted Shares in the event of termination of the participant's employment with the Company or its Affiliates prior to Vesting;

          (iii) a prohibition against employment or retention of the participant by any competitor of the Company or its Affiliates, or against dissemination by the participant of any secret or confidential information belonging to the Company or an Affiliate;

          (iv) any applicable requirements arising under the Securities Act of 1933, as amended, other securities laws, the rules and regulations of The Nasdaq Stock Market or any other stock exchange or transaction reporting system upon which such Restricted Shares are then listed or quoted and any state laws, rules and regulations, including "blue sky" laws;

          (v) such additional restrictions as are required to avoid adverse tax consequences under Code Section 409A; and

          (vi) delivery of a valid election under Code Section 83(b).

The Committee may at any time waive such restrictions or accelerate the date or dates on which the restrictions will lapse.

          (c) Performance-Based Restrictions. The Committee may, in its sole discretion, provide restrictions that lapse upon the attainment of specified performance objectives. In such case, the provisions of Sections 9.2 and 9.3 will apply (including, but not limited to, the enumerated performance objectives). If the Award Agreement governing an Award to a Section 162(m) Person provides that such Award is intended to be "performance-based compensation," the provisions of Section 9.4(d) will also apply.

          (d) Delivery of Shares. Restricted Shares will be registered in the name of the participant and the stock certificate deposited, together with a Stock Power, with the Company or its designated officer or escrow agent. Each such certificate will bear a legend in substantially the following form:

     "The transferability of this certificate and the Common Shares represented by it are subject to the terms and conditions (including conditions of forfeiture) contained in the United Bancorp, Inc. 2008 Stock Incentive Plan and an agreement entered into between the registered owner and the Company. A copy of this Plan and agreement are on file in the office of the Secretary of the Company."

At the end of any time period during which the Restricted Shares are subject to forfeiture and restrictions on transfer, and after any tax withholding, such Shares will be delivered free of all restrictions (except for any pursuant to Article 14) to the participant or other appropriate person and with the foregoing legend removed from the stock certificate.

          (e) Forfeiture of Shares. If a participant who holds Restricted Shares fails to satisfy the restrictions, vesting requirements and other conditions relating to the Restricted Shares prior to the lapse, satisfaction or waiver of such restrictions and conditions, except as may otherwise be determined by the Committee, the participant shall forfeit the Shares and transfer them back to the Company in exchange for a refund of any consideration paid by the participant or such other amount which may be specifically set forth in the Award Agreement. A participant shall execute and deliver to the Company one or more Stock Powers with respect to Restricted Shares granted to such participant.

          (f) Voting and Other Rights. Except as otherwise required for compliance with Section 162(m) of the Code and the terms of the applicable Restricted Share Agreement, during any period in which Restricted Shares are subject to forfeiture and restrictions on transfer, the participant holding such Restricted Shares shall have all the rights of a Shareholder with respect to such Shares, including, without limitation, the right to vote such Shares and the right to receive any dividends paid with respect to such Shares.

     8.3 Restricted Share Unit Awards and Agreements. Restricted Share Unit Awards consist of Shares that will be issued to a participant at a future time or times at no cost, or at a purchase price determined by the Committee which purchase price may be below their Fair Market Value if continued employment and/or other terms and conditions specified by the Committee are satisfied. Each Restricted Share Unit Award granted under this Plan will be evidenced by minutes of a meeting, or by a unanimous written consent without a meeting, of the Committee and by an Award Agreement dated as of the Date of Grant and executed by the Company and the Plan participant. The timing of Restricted Share Unit Awards and the number of Restricted Share Units to be awarded (subject to Section 3.2) are to be determined by the Committee in its sole discretion. By accepting a Restricted Share Unit Award, the participant agrees to remit to the Company when due any tax withholding as provided in Article 15.

     8.4 Terms and Conditions of Restricted Share Unit Awards. Restricted Share Unit Awards are subject to the following terms and conditions, which, except as otherwise provided herein, need not be the same for each participant, and may contain such additional terms, conditions, restrictions and contingencies not inconsistent with the terms of this Plan and any operative employment or other agreement, as the Committee deems desirable:

          (a) Purchase Price. The Committee shall determine the prices, if any, at which Shares are to be issued to a participant after Vesting of Restricted Share Units, which may vary from time to time and among participants and which may be below the Fair Market Value of Shares at the Date of Grant.

          (b) Restrictions. All Restricted Share Units awarded under this Plan will be subject to such restrictions as the Committee may determine, which may include, without limitation, the following:

          (i) a prohibition against the sale, transfer, pledge or other encumbrance of the Restricted Share Unit;

          (ii) a requirement that the participant forfeit such Restricted Share Unit in the event of termination of the participant's employment with the Company or its Affiliates prior to Vesting;

          (iii) a prohibition against employment of the participant by, or provision of services by the participant to, any competitor of the Company or its Affiliates, or against dissemination by the participant of any secret or confidential information belonging to the Company or an Affiliate;

          (iv) any applicable requirements arising under the Securities Act of 1933, as amended, other securities laws, the rules and regulations of The Nasdaq Stock Market or any other stock exchange or transaction reporting system upon which the Common Shares are then listed or quoted and any state laws, rules and interpretations, including "blue sky" laws; and

          (v) such additional restrictions as are required to avoid adverse tax consequences under Code Section 409A.

The Committee may at any time waive such restrictions or accelerate the date or dates on which the restrictions will lapse.

          (d) Performance-Based Restrictions. The Committee may, in its sole discretion, provide restrictions that lapse upon the attainment of specified performance objectives. In such case, the provisions of Sections 9.2 and 9.3 will apply (including, but not limited to, the enumerated performance objectives). If the Award Agreement governing an Award to a Section 162(m) Person provides that such Award is intended to be "performance-based compensation," the provisions of Section 9.4(d) will also apply.

          (e) Voting and Other Rights. A participant holding Restricted Share Units shall not be deemed to be a Shareholder solely because of such units. Such participant shall have no rights of a Shareholder with respect to such units; provided, however, that an Award Agreement may provide for payment of an amount of money (or Shares with a Fair Market Value equivalent to such amount) equal to the dividends paid from time to time on the number of Common Shares that would become payable upon vesting of a Restricted Share Unit Award.

          (f) Lapse of Restrictions. If a participant who holds Restricted Share Units satisfies the restrictions and other conditions relating to the Restricted Share Units prior to the lapse or waiver of such restrictions and conditions, the Restricted Share Units shall be converted to, or replaced with, Shares which are free of all restrictions except for any restrictions pursuant to Article 14.

          (g) Forfeiture of Restricted Share Units. If a participant who holds Restricted Share Units fails to satisfy the restrictions, Vesting requirements and other conditions relating to the Restricted Share Units (prior to the lapse, satisfaction or waiver of such restrictions and conditions), except as may otherwise be determined by the Committee, the participant shall forfeit the Restricted Share Units.

          (h) Termination. A Restricted Share Unit Award or unearned portion thereof will terminate without the issuance of Shares on the termination date specified on the Date of Grant or upon the termination of employment of the participant during the time period or periods specified by the Committee during which any performance objectives must be met (the "Performance Period"). If a participant's employment with the Company or its Affiliates terminates by reason of his or her death, disability or retirement, the Committee in its discretion at or after the Date of Grant may determine that the participant (or the heir, legatee or legal representative of the participant's estate) will receive a distribution of Shares in an amount which is not more than the number of Shares which would have been earned by the participant if 100% of the performance objectives for the current Performance Period had been achieved prorated based on the ratio of the number of months of active employment in the Performance Period to the total number of months in the Performance Period. However, with respect to Awards intended to be performance-based compensation (as described in Section 9.4(d)), distribution of the Shares shall not be made prior to attainment of the relevant performance objectives.

          (i) Special Limitations on Restricted Share Unit Awards. Unless an Award Agreement approved by the Committee provides otherwise, Restricted Share Units awarded under this Plan are intended to meet the requirements for exclusion from coverage under Code Section 409A and all Restricted Share Unit Awards shall be construed and administered accordingly.

     8.5 Time Vesting of Restricted Share and Restricted Share Unit Awards. Restricted Shares or Restricted Share Units, or portions thereof, are exercisable at such time or times as determined by the Committee in its discretion at or after grant, subject to the restrictions on time Vesting set forth in this Section. If the Committee provides that any Restricted Shares or Restricted Share Unit Awards become Vested over time (with or without a performance component), the Committee may waive or accelerate such Vesting provisions at any time, subject to the restrictions on time Vesting set forth in this Section. Unless otherwise determined by the Committee in connection with the grant and set forth in the Award Agreement, all unvested Restricted Share and Restricted Share Unit Awards shall immediately Vest with respect to any required time vesting upon the Death or Disability of the holder.

     8.6 Special Limitations on Restricted Share and Restricted Stock Unit Awards. Unless an Award Agreement approved by the Committee provides otherwise, Restricted Share and Restricted Stock Units awarded under this Plan are intended to meet the requirements for exclusion from coverage under Code Section 409A and applicable Treasury regulations and all Awards shall be construed and administered accordingly.

                                    ARTICLE 9

                            Performance Share Awards

     9.1 Performance Share Awards and Agreements. A Performance Share Award is a right to receive Shares in the future conditioned upon the attainment of specified performance objectives and such other conditions, restrictions and contingencies as the Committee may determine. Each Performance Share Award granted under this Plan will be evidenced by minutes of a meeting, or by a unanimous written consent without a meeting, of the Committee and by an Award Agreement dated as of the Date of Grant and executed by the Company and by the Plan participant. The timing of Performance Share Awards and the number of Shares covered by each Award (subject to Section 3.2) are to be determined by the Committee in its discretion. By accepting a grant of Performance Shares, the participant agrees to remit to the Company when due any tax withholding as provided in Article 15.

     9.2 Performance Objectives. At the time of grant of a Performance Share Award, the Committee will specify the performance objectives which, depending on the extent to which they are met, will determine the number of Shares that will be distributed to the participant. The Committee will also specify the time period or periods (the "Performance Period") during which the performance objectives must be met. With respect to awards to Section 162(m) Persons intended to be "performance based compensation," the Committee may use performance objectives based on one or more of the following: earnings per share, total revenue, net interest income, non-interest income, net income, net income before tax, non-interest expense, efficiency ratio, return on equity, return on assets, economic profit added, loans, deposits, tangible equity, assets, net charge-offs, new market growth, product line developments, and nonperforming assets. The Committee may designate a single goal criterion or multiple goal criteria for performance measurement purposes. Performance measurement may be described in terms of objectives that are related to the performance by the Company, by any Subsidiary, or by any employee or group of employees in connection with services performed by that employee or those employees for the Company, a Subsidiary, or one or more subunits of the Company or of any Subsidiary. The performance objectives may be made relative to the performance of other companies. The performance objectives and periods need not be the same for each participant nor for each Award.

     9.3 Adjustment of Performance Objectives. The Committee may modify, amend or otherwise adjust the performance objectives specified for outstanding Performance Share Awards if it determines that an adjustment would be consistent with the objectives of this Plan and taking into account the interests of the participants and the public Shareholders of the Company and such adjustment complies with the requirements of Section 162(m) of the Code for Section 162(m) Persons, to the extent applicable, unless the Committee indicates a contrary intention. The types of events which could cause an adjustment in the performance objectives include, without limitation, accounting changes which substantially affect the determination of performance objectives, changes in applicable laws or regulations which affect the performance objectives, and divisive corporate reorganizations, including spin-offs and other distributions of property or stock.

     9.4 Other Terms and Conditions. Performance Share Awards granted under this Plan are subject to the following terms and conditions and may contain such additional terms, conditions, restrictions and contingencies not inconsistent with the terms of this Plan and any operative employment or other agreement as the Committee deems desirable:

          (a) Delivery of Shares. As soon as practicable after the applicable Performance Period has ended, the participant will receive a distribution of the number of Shares earned during the Performance Period, depending upon the extent to which the applicable performance objectives were achieved. Such Shares will be registered in the name of the participant and will be free of all restrictions except for any restrictions pursuant to Article 14. Notwithstanding the forgoing, the distribution of Shares provided for herein shall occur not later than two and one-half months following the end of the calendar year in which the Performance Period has ended.

          (b) Termination. A Performance Share Award or unearned portion thereof will terminate without the issuance of Shares on the termination date specified at the time of grant or upon the termination of employment of the participant during the Performance Period. If a participant's employment with the Company or its Affiliates terminates by reason of his or her death, disability or retirement (except with respect to Section 162(m) Persons), the Committee in its discretion at or after the time of grant may determine, notwithstanding any Vesting requirements, that the participant (or the heir, legatee or legal representative of the participant's estate) will receive a distribution of a portion of the participant's then-outstanding Performance Share Awards in an amount which is not more than the number of shares which would have been earned by the participant if 100% of the performance objectives for the current Performance Period had been achieved prorated based on the ratio of the number of months of active employment in the Performance Period to the total number of months in the Performance Period. However, with respect to Awards intended to be "performance-based compensation" (as described in Section

9.4(d)), distribution of the Shares shall not be made prior to attainment of the relevant performance objective.

          (c) Voting and Other Rights. Awards of Performance Shares do not provide the participant with voting rights or rights to dividends prior to the participant becoming the holder of record of Shares issued pursuant to an Award; provided, however, that an Award Agreement may provide for payment of an amount of money (or Shares with a Fair Market Value equivalent to such amount) equal to the dividends paid from time to time on the number of Common Shares that would become payable upon vesting of a Performance Share Award. Prior to the issuance of Shares, Performance Share Awards may not be sold, transferred, pledged, assigned or otherwise encumbered.

          (d) Performance-Based Compensation. The Committee may designate Performance Share Awards as being "remuneration payable solely on account of the attainment of one or more performance goals" as described in Section 162(m)
(4)(C) of the Code. Such Awards shall be automatically amended or modified to comply with amendments to Section 162 of the Code to the extent applicable, unless the Committee indicates a contrary intention.

     9.5 Time Vesting of Performance Share Awards. Performance Share Awards, or portions thereof, are exercisable at such time or times as determined by the Committee in its discretion at or after grant which may include time Vesting. If the Committee provides that any Performance Shares become Vested over time (accelerated by a performance component), the Committee may waive or accelerate any performance Vesting provisions in favor of time Vesting provisions as provided for herein. Unless otherwise determined by the Committee in connection with the grant and set forth in the Award Agreement, all unvested Performance Share Awards shall immediately vest with respect to any required time vesting upon the Death or Disability of the holder.

     9.6 Special Limitations on Performance Share Awards. Unless an Award Agreement approved by the Committee provides otherwise, Performance Shares awarded under this Plan are intended to meet the requirements for exclusion from coverage under Code Section 409A and all Performance Share Awards shall be construed and administered accordingly.

                                   ARTICLE 10

                         Transfers and Leaves of Absence

     10.1 Transfer of Participant. For purposes of this Plan, the transfer of a participant among the Company and its Affiliates is deemed not to be a termination of employment.

     10.2 Effect of Leaves of Absence. For purposes of this Plan, the following leaves of absence are deemed not to be a termination of employment:

          (a) a leave of absence, approved in writing by the Company, for military service, sickness or any other purpose approved by the Company, if the period of such leave does not exceed 90 days;

          (b) a leave of absence in excess of 90 days, approved in writing by the Company, but only if the employee's right to reemployment is guaranteed either by a statute or by contract, and provided that, in the case of any such leave of absence, the employee returns to work within 30 days after the end of such leave; and

          (c) any other absence determined by the Committee in its discretion not to constitute a termination of employment.

                                   ARTICLE 11

                           Effect of Change in Control

     11.1 Change in Control Defined. "Change in Control" shall mean a "Change in Ownership" as defined in (a) hereof; a "Change in Effective Control" as defined in (b), hereof; or a "Change in Ownership of a Substantial Portion of Assets" as defined in (c) hereof.

          (a) Change in Ownership. For purposes of this Agreement, a change in the ownership of the Company occurs on the date that any one person, or more than one person acting as a group (as defined in subsection (d) hereof), acquires ownership of stock of the Company that, together with stock held by such person or group, constitutes more than 50 percent of the total fair market value or total voting power of the stock of the Company. However, if any one person, or more than one person acting as a group, is considered to own more than 50 percent of the total fair market value or total voting power of the stock of the Company, the acquisition of additional stock by the same person or persons is not considered to cause a change in the ownership of the Company (or to cause a change in the effective control of the Company within the meaning of subsection (b) hereof). An increase in the percentage of stock owned by any one person, or persons acting as a group, as a result of a transaction in which the Company acquires its stock in exchange for property will be treated as an acquisition of stock for purposes of this section.

          (b) Change in the Effective Control. For purposes of this Agreement, a change in the effective control of the Company occurs on the date that either -

               (i) Any one person, or more than one person acting as a group (as determined under subsection (d) hereof), acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of the Company possessing 35 percent or more of the total voting power of the stock of the Company; or

               (ii) a majority of members of the Company's board of directors is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Company's board of directors prior to the date of the appointment or election.

In the absence of an event described in subsection (b)(i) or (ii) above, a change in the effective control of a Company will not have occurred.

          (c) Change in the Ownership of a Substantial Portion of the Company's Assets. For purposes of this Agreement, a change in the ownership of a substantial portion of the Company's assets occurs on the date that any one person, or more than one person acting as a group (as determined in subsection
(d) hereof), acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than 40 percent of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions. For this purpose, gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

     There is no Change in Control Event under this subsection (c) when there is a transfer to an entity that is controlled by the shareholders of the Company immediately after the transfer, as provided in this paragraph. A transfer of assets by the Company is not treated as a change in the ownership of such assets if the assets are transferred to --

          (i) A shareholder of the Company (immediately before the asset transfer) in exchange for or with respect to its stock;

          (ii) An entity, 50 percent or more of the total value or voting power of which is owned, directly or indirectly, by the Company;

          (iii) A person, or more than one person acting as a group, that owns, directly or indirectly, 50 percent or more of the total value or voting power of all the outstanding stock of the Company; or

          (iv) An entity, at least 50 percent of the total value or voting power of which is owned, directly or indirectly, by a person described in section (iii) above.

For purposes of this subsection (c) and except as otherwise provided, a person's status is determined immediately after the transfer of the assets. For example, a transfer to a corporation in which the transferor corporation has no ownership interest before the transaction, but which is a majority-owned subsidiary of the transferor corporation after the transaction is not treated as a change in the ownership of the assets of the transferor corporation.

          (d) Persons Acting as a Group. Persons will not be considered to be acting as a group solely because they purchase assets or purchase or own stock of the same corporation at the same time, or as a result of the same public offering. However, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, purchase or acquisition of assets, or similar business transaction with the Company. If a person, including an entity shareholder, owns stock in both corporations that enter into a merger, consolidation, purchase or acquisition of stock, or similar transaction, such shareholder is considered to be acting as a group with other shareholders in a corporation only to the extent of the ownership in that corporation prior to the transaction giving rise to the change and not with the ownership interest in the other corporation.

     11.2 Effect of Change in Control. Unless otherwise determined by the Committee in connection with the grant and set forth in the Award Agreement, in the event of a Change in Control of the Company:

     (a) all Stock Options or SARs, notwithstanding any limitations set forth in the Plan or Award Agreement shall become fully Vested;

     (b) all Restricted Shares, notwithstanding any limitations set forth in the Plan or Award Agreement shall become fully Vested; and

     (c) all Restricted Share Units and Performance Shares, notwithstanding any limitations set forth in the Plan or Award Agreement shall become fully Vested.

In addition, in connection with a Change in Control the Committee shall have the right, in its sole discretion, to:

     (d) cancel any or all outstanding Stock Options, SARs, Restricted Share Units and Performance Shares in exchange for the kind and amount of shares of the surviving or new corporation, cash, securities, evidences of indebtedness, other property or any combination thereof receivable in respect of one Share upon consummation of the transaction in question (the "Acquisition Consideration") that the holder of the Stock Option, SAR, Restricted Share Unit or Performance Share would have received had the Stock Option, SAR, Restricted Share Unit or Performance Share been exercised or converted into Shares, as applicable, prior to such transaction, less the applicable exercise or purchase price therefor;

     (e) cause the holders of any or all Stock Options, SARs, Restricted Share Units and Performance Shares to have the right thereafter and during the term of the Stock Option, SAR, Restricted Share Unit or Performance Share to receive upon exercise thereof the Acquisition Consideration receivable upon the consummation of such transaction by a holder of the number of Common Shares which might have been obtained upon exercise or conversion of all or any portion thereof, less the applicable exercise or purchase price therefor, or to convert such Stock Option, SAR, Restricted Share Unit or Performance Share into a stock option, appreciation right, restricted share unit or performance share relating to the surviving or new corporation in the transaction; or

     (f) take such other action as it deems appropriate to preserve the value of the Award to the Participant, including the cancellation of such Award and the payment of the value of the Acquisition Consideration attributable to the Award, net of payments due from the holder thereof upon exercise if any, in cash.

The Committee may provide for any of the foregoing in an Award Agreement governing an Award in advance, may provide for any of the foregoing in connection with a Change in Control, or do both. Alternatively, the Committee shall also have the right to require any purchaser of the Company's assets or stock, as the case may be, to take any of the actions set forth in the preceding sentence.

     The manner of application and interpretation of the foregoing provisions of this Section 11.2 shall be determined by the Committee in its sole and absolute discretion.

     11.3 Code Section 409A. Unless an Award Agreement approved by the Committee provides otherwise, each Award granted under this Plan is intended to meet the requirements for exclusion from coverage under Code Section 409A. If the Committee provides than an Award shall be subject to Code Section 409A, then, notwithstanding the other provisions of this Article 11, the Committee may provide in the Award Agreement for such changes to the definition of Change in Control from the definition set forth in this Article 11, and for such changes to the Committee's rights upon a Change in Control, as the Committee may deem necessary in order for such Award to comply with Code Section 409A.

                                   ARTICLE 12

                            Transferability of Awards

     12.1 Awards Are Non-Transferable. Except as provided in Sections 12.2 and 12.3, Awards are non-transferable and any attempts to assign, pledge, hypothecate or otherwise alienate or encumber (whether by operation of law or otherwise) any Award shall be null and void.

     12.2 Inter-Vivos Exercise of Awards. During a participant's lifetime, Awards are exercisable only by the participant or, as permitted by applicable law and notwithstanding Section 12.1 to the contrary, the participant's guardian or other legal representative.

     12.3 Limited Transferability of Certain Awards. Notwithstanding Section
12.1 to the contrary,

Awards may be transferred by will and by the laws of descent and distribution. Moreover, the Committee, in its discretion, may allow at or after the time of grant the transferability of Awards which are Vested, provided that the permitted transfer is made (a) if the Award is an Incentive Stock Option, the transfer is consistent with Section 422 of the Code; (b) to the Company (for example in the case of forfeiture of Restricted Shares), an Affiliate or a person acting as the agent of the foregoing or which is otherwise determined by the Committee to be in the interests of the Company; or (c) by the participant for no consideration to Immediate Family Members or to a bona fide trust, partnership or other entity controlled by and for the benefit of one or more Immediate Family Members. "Immediate Family Members" means the participant's spouse, children, stepchildren, parents, stepparents, siblings (including half brothers and sisters), in-laws and other individuals who have a relationship to the participant arising because of a legal adoption. No transfer may be made to the extent that transferability would cause Form S-8 or any successor form thereto not to be available to register Shares related to an Award. The Committee in its discretion may impose additional terms and conditions upon transferability.

                                   ARTICLE 13

                          Amendment and Discontinuation

     13.1 Amendment or Discontinuation of this Plan. The Board of Directors may amend, alter, or discontinue this Plan at any time, provided that no amendment, alteration, or discontinuance may be made:

          (a) which would materially and adversely affect the rights of a participant under any Award granted prior to the date such action is adopted by the Board of Directors without the participant's written consent thereto; and

          (b) without shareholder approval, if shareholder approval is required under applicable laws, regulations or exchange requirements (including Section 422 of the Code with respect to ISOs, and for the purpose of qualification as "performance-based compensation" under Section 162(m) of the Code).

          Notwithstanding the foregoing, this Plan may be amended without participants' consent to: (i) comply with any law; (ii) preserve any intended favorable tax effects for the Company, the Plan or participants; or (iii) avoid any unintended unfavorable tax effects for the Company, the Plan or participants.

     13.2 Amendment of Grants. The Committee may amend, prospectively or retroactively, the terms of any outstanding Award, provided that no such amendment may be inconsistent with the terms of this Plan (specifically including the prohibition on granting Stock Options or SARs with an Exercise Price less than 100% of the Fair Market Value of the Common Shares on the Date of Grant) or would materially and adversely affect the rights of any holder without his or her written consent.

                                   ARTICLE 14

                    Issuance of Shares and Share Certificates

     14.1 Issuance of Shares. The Company will issue or cause to be issued Shares as soon as practicable upon exercise or conversion of an Award that is payable in Shares. No certificates for Shares will be issued until full payment has been made, to the extent payment is required. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder will exist with respect to the Shares, notwithstanding the exercise or conversion of the Award payable in shares.

     14.2 Delivery of Share Certificates. The Company is not required to issue or deliver any certificates for Shares issuable with respect to Awards under this Plan prior to the fulfillment of all of the following conditions:

          (a)  payment in full for the Shares and for any tax withholding (See
               Article 15);

          (b) completion of any registration or other qualification of such Shares under any Federal or state laws or under the rulings or regulations of the Securities and Exchange Commission or any other regulating body which the Committee in its discretion deems necessary or advisable;

          (c) admission of such Shares to listing on The Nasdaq Stock Market or any stock exchange on which the Shares are listed;

          (d) in the event the Shares are not registered under the Securities Act of 1933, qualification as a private placement under said Act;

          (e) obtaining of any approval or other clearance from any Federal or state governmental agency which the Committee in its discretion determines to be necessary or advisable; and

          (f) the Committee is fully satisfied that the issuance and delivery of Shares under this Plan is in compliance with applicable Federal, state or local law, rule, regulation or ordinance or any rule or regulation of any other regulating body, for which the Committee may seek approval of counsel for the Company.

     14.3 Applicable Restrictions on Shares. Shares issued with respect to Awards may be subject to such stock transfer orders and other restrictions as the Committee may determine necessary or advisable under any applicable Federal or state securities law rules, regulations and other requirements, the rules, regulations and other requirements of The Nasdaq Stock Market or any stock exchange upon which the Shares are then-listed, and any other applicable Federal or state law and will include any restrictive legends on stock certificates that the Committee may deem appropriate to include.

     14.4 Book Entry. In lieu of the issuance of stock certificates evidencing Shares, the Company may use a "book entry" system in which a computerized or manual entry is made in the records of the Company to evidence the issuance of such Shares. Such Company records are, absent manifest error, binding on all parties.

                                   ARTICLE 15

                         Satisfaction of Tax Liabilities

     15.1 In General. The Company shall withhold any taxes which the Committee determines the Company is required by law or required by the terms of this Plan to withhold in connection with any payments incident to this Plan. The participant or other recipient shall provide the Committee with such additional information or documentation as may be necessary for the Company to discharge its obligations under this Section. The Company may withhold: (a) cash, (b) subject to any limitations under Rule 16b-3, Common Shares to be issued, or (c) any combination thereof, in an amount equal to the amount which the Committee determines is necessary to satisfy the obligation of the Company, a Subsidiary or a Parent to withhold federal, state and local income taxes or other amounts incurred by reason of the grant or exercise of an Award, its disposition, or the disposition of the underlying Common Shares. Alternatively, the Company may require the holder to pay to the Company such amounts, in cash, promptly upon demand.

     15.2 Withholding from Share Distributions. With respect to a distribution in Shares pursuant to Restricted Share, Restricted Share Unit or Performance Share Award under the Plan, the Committee may cause the Company to sell the fewest number of such Shares for the proceeds of such sale to equal (or exceed by not more than that actual sale price of a single Share) the Company's required tax withholding relating to such distribution. The Committee may withhold the proceeds of such sale for purposes of satisfying such tax withholding obligation.

     15.3 Section 83(b) Election. The Committee may, where applicable, provide in an Award Agreement the right of the participant to make an election pursuant to Section 83(b) of the Code, or comparable provisions of any state tax law, to include in the participant's gross income the fair market value as of the Award as of the Date of Grant. The participant may make such an election only if, prior to making any such election, the participant (a) notifies the Company of participant's intention to make such election in accordance with any notice requirements set forth in the Award Agreement, and (b) pays to the Company an amount sufficient to satisfy any taxes or other amounts required by any governmental authority to be withheld or paid over to such authority for participant's account, or otherwise makes arrangements satisfactory to the Company for the payment of such amounts through withholding or otherwise.

                                   ARTICLE 16

                               General Provisions

     16.1 No Implied Rights to Awards or Employment. No potential participant has any claim or right to be granted an Award under this Plan, and there is no obligation of uniformity of treatment of participants under this Plan. Neither this Plan nor any Award thereunder shall be construed as giving any individual any right to continued employment with the Company or any Affiliate. The Plan does not constitute a contract of employment, and the Company and each Affiliate expressly reserve the right at any time to terminate employees free from liability, or any claim, under this Plan, except as may be specifically provided in this Plan or in an Award Agreement.

     16.2 Other Compensation Plans. Nothing contained in this Plan prevents the Board of Directors from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required, and such arrangements may be either generally applicable or applicable only in specific cases.

     16.3 Rule 16b-3 Compliance. The Plan is intended to comply with all applicable conditions of Rule 16b-3 of the Exchange Act, as such rule may be amended from time to time ("Rule 16b-3"). All transactions involving any participant subject to Section 16(a) of the Exchange Act shall be subject to the conditions set forth in Rule 16b-3, regardless of whether such conditions are expressly set forth in this Plan. Any provision of this Plan that is contrary to Rule 16b-3 does not apply to such participants.

     16.4 Code Section 162(m) Compliance. The Plan is intended to comply with all applicable requirements of Section 162(m) of the Code with respect to "performance-based compensation" for Section 162(m) Persons. Unless the Committee expressly determines otherwise, any provision of this Plan that is contrary to such requirements does not apply to such "performance-based compensation."

     16.5 Successors. All obligations of the Company with respect to Awards granted under this Plan are binding on any successor to the Company, whether as a result of a direct or indirect purchase, merger, consolidation or otherwise of all or substantially all of the business and/or assets of the Company.

     16.6 Severability. In the event any provision of this Plan, or the application thereof to any person or circumstances, is held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of this Plan, or other applications, and this Plan is to be construed and enforced as if the illegal or invalid provision had not been included.

     16.7 Governing Law. To the extent not preempted by Federal law, this Plan and all Award Agreements pursuant thereto are construed in accordance with and governed by the laws of the State of Ohio. This Plan is not intended to be governed by the Employee Retirement Income Security Act and shall be so construed and administered.

     16.8 Legal Requirements. No Awards shall be granted and the Company shall have no obligation to make any payment under the Plan, whether in Shares, cash, or a combination thereof, unless such payment is, without further action by the Committee, in compliance with all applicable Federal and state laws and regulations, including, without limitation, the Code and Federal and state securities laws.

     16.9 Forfeiture by Employees in Connection with Termination for Cause. Notwithstanding any other provision of this Plan, subject to the provisions of the Award Agreement to which such Award relates, upon the termination of employment of an employee Participant for Cause such employee Participant shall forfeit all benefits associated with any Award as provided for herein. Pursuant to this provision, an employee shall forfeit all unexercised Options whether or not previously vested, all unexercised SARs whether or not previously vested and all Restricted Shares, Restricted Share Units and Performance Shares for which the delivery of Shares has not yet occurred.

                                   ARTICLE 17

                             Effective Date and Term

     17.1 Effective Date. The effective date of this United Bancorp, Inc. 2008 Stock Incentive Plan is the date on which the shareholders of the Company approve it at a duly held shareholders' meeting.

     17.2 Termination Date. This Plan will continue in effect until midnight on the day before the tenth anniversary of the effective date specified in Section 17.1; provided, however, that Awards granted on or before that date may extend beyond that date.

EXHIBIT B



                  PROPOSED AMENDMENT TO CODE OF REGULATIONS TO
                PROVIDE FOR THE ANNUAL ELECTION OF ALL DIRECTORS

RESOLVED, that Section 8 of the Code of Regulations of the Corporation, as amended, be amended and replaced in its entirety with the following:

 Section 8.  Election and Term of Office of Directors.

[the following text was deleted]
The directors shall be divided into two (2) classes as nearly equal in number as possible, with the term of office of one class expiring each year. At the first meeting of shareholders held to elect directors after the point in time that the Board of Directors has nine (9) or more members, the Board of Directors shall be divided into three (3) classes, as nearly equal in number as possible, with the term of office of one class expiring each year. At each annual meeting of shareholders, the successors to the class of directors whose term shall then expire shall be elected to hold office for a term expiring at the second succeeding annual meeting or the third succeeding annual meeting after the Board of Directors is comprised of nine (9) or more members. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any additional director of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of such class, but in no case will a decrease in the number of directors shorten the term of any incumbent director. A director shall hold office until the annual meeting for the year in which his term expires and his successor shall be elected and shall qualify, subject, however, to prior death, resignation, or removal from office. Election of directors shall be by ballot whenever requested by any person entitled to vote at the meeting; but unless so requested such election may be conducted in any way approved at such meeting. [end of deleted text]

[the following text was added] The directors shall be elected annually to serve until the next annual meeting of shareholders and until their successors shall have been elected, or until their earlier death, resignation, or removal from office.[end of added text]

EXHIBIT C



            PROPOSED AMENDMENT TO CODE OF REGULATIONS TO PROVIDE FOR
                     THE ELIMINATION OF CERTAIN SHAREHOLDER
            SUPERVOTING REQUIREMENTS RELATED TO THE CLASSIFIED BOARD
      AND PROVIDE FOR THE AUTHORITY OF DIRECTORS TO AMEND THE REGULATIONS
                     CONSISTENT WITH THE OHIO REVISED CODE

These Regulations may be [the following text was deleted] altered, changed or amended in any respect or superseded by new Regulations in whole or in part, [end of deleted text] [the following text was added] amended or repealed in following manner.

(a) At any meeting of shareholders called for that purpose [end of added text] by the affirmative vote of the holders of [the following text was added] record of [end of added text] shares entitling them to exercise a majority of the voting power [the following text was deleted] of the Corporation.[end of deleted text][the following text was added]on such proposal;

(b) by the directors unless with respect to any such amendment a provision of the Ohio Revised Code reserves such authority to the shareholders.
[end of added text]

[the following text was deleted](b) [end of deleted text] [the following text was added](c)[end of added text] Notwithstanding the provisions of Section 34(a) hereof and notwithstanding the fact that a lesser percentage may be specified by law or any other provision of these Regulations, the amendment, alteration, change or repeal of, or adoption of any provisions inconsistent with, Sections [the following text was deleted]6, 8, [end of deleted text]9, 33 or 34[the following text was added](c)[end of added text] of these Regulations shall require the affirmative vote of holders of shares representing at least eighty percent (80%) of the voting power of the Corporation, unless such amendment, alteration, change, repeal or adoption has been recommended by at least two-thirds of the members of the Board of Directors of the Corporation then in office, in which event the provisions of Section 34(a) hereof shall apply.

                                                                       (GRAPHIC)

                              UNITED BANCORP, INC.

                              PROXY ANNUAL MEETING
                                 APRIL 16, 2008

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

     The undersigned hereby appoint Mr. John M. Hoopingarner, Mr. Terry A. McGhee and Mr. Richard L. Riesbeck as Proxies, each with the power to appoint his substitute, and hereby authorize each of them to represent and to vote, as designated on the reverse side, all the common shares of United Bancorp, Inc. held of record by the undersigned on March 7, 2008, at the Annual Meeting of Shareholders to be held on April 16, 2008, or any adjournment thereof.

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE.)

(GRAPHIC)                                                        14475 (GRAPHIC)

                                                  ANNUAL MEETING OF SHAREHOLDERS OF

                                                        UNITED BANCORP, INC.

                                                           APRIL 16, 2008

                                                     Please date, sign and mail
                                                       your proxy card in the
                                                      envelope provided as soon
                                                            as possible.

                       (ARROW) Please detach along perforated line and mail in the envelope provided. (ARROW)

(GRAPHIC)   20333030000000000000 3                                        041608

    PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [x]

                                                                                                              FOR   AGAINST  ABSTAIN

1.To Elect as Directors the Nominees Set Forth at Below:       2. To approve the United Bancorp, Inc. 2008
                                                                  Stock Incentive Plan.                       [ ]     [ ]      [ ]
                                NOMINEES:
[ ]  FOR ALL NOMINEES           - Michael Arciello             3. To amend Section 8 of the United Bancorp,
                                - Terry McGhee                    Inc. Amended Code of Regulations (the
[ ]  WITHHOLD AUTHORITY         - Samuel Jones                    "Code") to eliminate the classified board
     FOR ALL NOMINEES                                             structure to require all directors to
                                                                  stand for election annually.                [ ]     [ ]      [ ]
[ ]  FOR ALL EXCEPT
     (See instructions below)                                  4. To amend Section 34 of the Code to
                                                                  eliminate certain shareholder supervoting
                                                                  requirements regarding the number and
                                                                  classification of directors, and to
                                                                  authorize the Board to amend the Code as
                                                                  permitted by the Ohio Revised Code.         [ ]     [ ]      [ ]

                                                               5. Upon the direction of the Board of Directors, the proxy holders are authorized to vote upon such other business as may properly come before the Annual meeting.

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY             THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE
             INDIVIDUAL NOMINEE(S), MARK "FOR ALL EXCEPT"      ELECTION OF THE DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS AND A
             AND FILL IN THE CIRCLE NEXT TO EACH NOMINEE YOU   VOTE "FOR" EACH OF PROPOSALS 2, 3 AND 4. THIS PROXY WHEN PROPERLY
             WISH TO WITHHOLD, AS SHOWN HERE: [X]              EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE
                                                               UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS PROVIDED, THE PROXY WILL
                                                               BE VOTED "FOR" EACH OF THE PERSONS NOMINATED UNDER PROPOSAL 1, AND
                                                               "FOR" EACH OF PROPOSALS 2, 3 AND 4. THIS PROXY WILL BE VOTED IN
                                                               ACCORDANCE WITH THE DIRECTION OF THE BOARD OF DIRECTORS ON ANY OTHER
                                                               BUSINESS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR
                                                               ANY ADJOURNMENT THEREOF.

To change the address on your account, please check the        YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY
box at right and indicate your new address in the              FORM WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. A RETURN
address space above. Please note that changes to the           ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.
registered name(s) on the account may not be submitted
via this method.                                         [ ]

Signature of Shareholder                       Date:                Signature of Shareholder                       Date:
                         -------------------         ------------                            -------------------         -----------

(GRAPHIC)   NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each       (GRAPHIC)
                  holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                                                  ANNUAL MEETING OF SHAREHOLDERS OF

                                                        UNITED BANCORP, INC.

                                                           APRIL 16, 2008

                                                      PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible.

                            -OR-

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in   COMPANY NUMBER ___________________
the United States or 1-718-921-8500 from foreign countries
and follow the instructions. Have your proxy card available    ACCOUNT NUMBER ___________________
when you call.

                            -OR-

INTERNET - Access "WWW.VOTEPROXY.COM" and follow the on-screen instructions. Have your proxy card available when you access the web page.

                            -OR-

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

You may enter your voting instructions at 1-800-PROXIES in the United States or 1-718-921-8500 from foreign countries or
www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

          (ARROW) Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.(ARROW)

(GRAPHIC)   20333030000000000000 3                                      041608

    PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [x]

                                                                                                              FOR   AGAINST  ABSTAIN

1. To Elect as Directors the Nominees Set Forth at Below:      2.To approve the United Bancorp, Inc. 2008
                                                                  Stock Incentive Plan.                       [ ]     [ ]       [ ]
                                NOMINEES:
[ ]  FOR ALL NOMINEES           - Michael Arciello             3. To amend Section 8 of the United Bancorp,
                                - Terry McGhee                    Inc. Amended Code of Regulations (the
[ ]  WITHHOLD AUTHORITY         - Samuel Jones                    "Code") to eliminate the classified board
     FOR ALL NOMINEES                                             structure to require all directors to
                                                                  stand for election annually.                [ ]     [ ]       [ ]
[ ]  FOR ALL EXCEPT
     (See instructions below)                                  4. To amend Section 34 of the Code to
                                                                  eliminate certain shareholder supervoting
                                                                  requirements regarding the number and
                                                                  classification of directors, and to
                                                                  authorize the Board to amend the Code as
                                                                  permitted by the Ohio Revised Code.         [ ]     [ ]       [ ]

                                                               5. Upon the direction of the Board of Directors, the proxy holders are authorized to vote upon such other business as may properly come before the Annual meeting.

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY             THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE
             INDIVIDUAL NOMINEE(S), MARK "FOR ALL EXCEPT"      ELECTION OF THE DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS AND A
             AND FILL IN THE CIRCLE NEXT TO EACH NOMINEE YOU   VOTE "FOR" EACH OF PROPOSALS 2, 3 AND 4. THIS PROXY WHEN PROPERLY
             WISH TO WITHHOLD, AS SHOWN HERE: [ ]              EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE
                                                               UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS PROVIDED, THE PROXY WILL
                                                               BE VOTED "FOR" EACH OF THE PERSONS NOMINATED UNDER PROPOSAL 1, AND
                                                               "FOR" EACH OF PROPOSALS 2, 3 AND 4. THIS PROXY WILL BE VOTED IN
                                                               ACCORDANCE WITH THE DIRECTION OF THE BOARD OF DIRECTORS ON ANY OTHER
                                                               BUSINESS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR
                                                               ANY ADJOURNMENT THEREOF.

To change the address on your account, please check the        YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY
box at right and indicate your new address in the              FORM WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. A RETURN
address space above. Please note that changes to the           ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.
registered name(s) on the account may not be submitted
via this method.                                         [ ]

Signature of Shareholder                       Date:                Signature of Shareholder                       Date:
                         -------------------         ------------                            -------------------         -----------

(GRAPHIC)   NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each       (GRAPHIC)
                  holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.